FIRSTAR FUNDS, INC.
                      Statement of Additional Information

Short-Term Bond Market Fund   Balanced Growth Fund     Special Growth Fund
 Intermediate Bond Market      Growth and Income       International Equity
           Fund                       Fund                     Fund
 Tax-Exempt Intermediate       Equity Index Fund       Emerging Growth Fund
        Bond Fund
    Bond IMMDEX TM Fund            Growth Fund             MicroCap Fund

                   February 1, 1998 (as revised June 19,1998)

                               TABLE OF CONTENTS
                               ------------------
                                                                        Page

Firstar Funds, Inc................................................         2
Investment Objectives and Policies................................         2
Additional Information on Portfolio Instruments...................         6
Net Asset Value...................................................        30
Additional Purchase and Redemption Information....................        31
Description of Shares.............................................        35
Additional Information Concerning Taxes...........................        37
Management of the Company.........................................        40
Custodian, Transfer Agent and Accounting Services Agent...........        51
Expenses..........................................................        51
Independent Accountants...........................................        52
Counsel...........................................................        52
Performance Calculations..........................................        52
Performance History...............................................        52
Miscellaneous.....................................................        60
Appendix A........................................................       A-1
Appendix B........................................................       B-1

      This Statement of Additional Information ("SAI") is meant to be read in conjunction with Firstar Funds, Inc.'s prospectuses ("Prospectuses") dated February 1, 1998, for the Institutional and Retail Shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX TM Fund, Balanced Growth Fund, Growth and Income Fund, Equity Index Fund, Growth Fund, Special Growth Fund, Emerging Growth Fund, MicroCap Fund and International Equity Fund (collectively referred to as the "Funds") and is incorporated by reference in its entirety into the Prospectuses. Because this SAI is not itself a prospectus, no investment in shares of these Funds should be made solely upon the information contained herein. Copies of the Prospectuses for the Funds may be obtained by writing the Firstar Funds Center at 615 East Michigan Street, P.O. Box 3011, Milwaukee, WI 53201-3011 or by calling 1-800-982-8909 or 414-287-3710 (Milwaukee area). Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

     SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                              FIRSTAR FUNDS, INC.


     Firstar Funds, Inc. (the "Company") is a Wisconsin corporation which was incorporated on February 15, 1988 as a management investment company. The Company, formerly known as Portico Funds, Inc., changed its name effective February 1, 1998. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios. Each class for the funds is currently divided into two series, a retail and institutional series. This SAI pertains to Retail Series and Institutional Series Shares of twelve diversified portfolios, the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX TM Fund, Balanced Growth Fund, Growth and Income Fund, Equity Index Fund, Growth Fund, Special Growth Fund, Emerging Growth Fund, MicroCap Fund and International Equity Fund (collectively the "Funds"). The Short-Term Bond Market Fund changed its name from Short-Intermediate Fixed Income Fund effective January 1, 1993. The Growth and Income Fund changed its name from the Income and Growth Fund effective August 16, 1993. The Growth Fund changed its name from the MidCore Growth Fund effective May 30, 1997. The Balanced Growth Fund changed its name from the Balanced Fund effective February 1, 1998 and commenced operations on March 30, 1992. The Growth and Income Fund, Equity Index Fund, Short-Term Bond Market Fund and Bond IMMDEX TM Fund commenced operations on December 29, 1989; the Special Growth Fund commenced operations on December 28, 1989; the Growth Fund commenced operations on December 29, 1992; the Intermediate Bond Market Fund commenced operations on January 5, 1993; the Tax-Exempt Intermediate Bond Fund commenced operations on February 8, 1993; the International Equity Fund commenced operations on April 28, 1994; the Emerging Growth Fund commenced operations on August 15, 1997; and the MicroCap Fund commenced operations on August 1, 1995. The Company also offers other investment portfolios which are described in separate prospectuses and statements of additional information. For information concerning these other portfolios, contact the Firstar Funds Center at 1-800-982-8909 or write to 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.


                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of the Short-Term Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return on the Lehman Brothers 1-3 Year Government Corporate Bond Index. The investment objective of the Intermediate Bond Market Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return on the Lehman Brothers Intermediate Government/Corporate Bond Index. The investment objective of the Tax-Exempt Intermediate Bond Fund is to seek to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. The investment objective of the Bond IMMDEX TM Fund is to seek to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return on the Lehman Brothers Government Corporate Bond Index. The investment objective of the Balanced Growth Fund is to seek capital appreciation and current income with low volatility of capital. The investment objective of the Growth and Income Fund is to seek both reasonable income and long-term capital appreciation. The investment objective of the Equity Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the S&P 500. The investment objective of the Growth Fund is to seek capital appreciation through investment in securities of large-sized companies. The investment objective of the Special Growth Fund is to seek capital appreciation through investment in securities of medium-sized companies. The investment objective of the Emerging Growth Fund is to seek capital appreciation through investment in securities of small-sized companies. The investment objective of the MicroCap Fund is to seek capital appreciation through investment in securities of small companies. The investment objective of the International Equity Fund is to seek capital appreciation through investment in foreign securities of companies and governments which the Sub-Adviser believes are undervalued. There is no assurance, however, that the Funds' investment objectives will in fact be attained. The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectuses.

Portfolio Transactions
----------------------

     Subject to the general supervision of the Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund except the International Equity Fund. Subject to the general supervision of the Board of Directors, the Adviser is responsible for the portfolio management of the International Equity Fund. Pursuant to the terms of the Adviser's Advisory Agreement with the Fund, the Adviser has delegated certain of its duties to Hansberger Global Investors, Inc. (the "Sub-Adviser" or "Hansberger Global"). Within the framework of the investment objectives, policies and restrictions of the Fund, and subject to the supervision of the Adviser, the Sub-Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the International Equity Fund.

     The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Unlike transactions on U.S. stock exchanges which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions which are generally higher than those in the United States.

     Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser and Sub-Adviser will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

     Fixed income securities purchased and sold by the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX TM Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Adviser or Sub-Adviser, in its sole discretion, believes such practice to be in the Funds' interests.

     For the fiscal years ended October 31, 1997, 1996, and 1995 the Company paid brokerage commissions of $403,426, $364,819 and $226,925 with respect to the Growth and Income Fund; $965,454, $1,128,115 and $714,710 with respect to the Special Growth Fund; and $101,524, $109,625 and $41,610 with respect to the Equity Index Fund, respectively. For the same periods, the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, and Bond IMMDEX TM Funds paid no brokerage commissions. For the fiscal years ended October 31, 1997, 1996 and 1995, the Company paid brokerage commissions of $178,114, $161,362 and $128,583, with respect to the Balanced Growth Fund. For the fiscal years ended October 31, 1997, 1996 and 1995, the Company paid brokerage commissions of $263,875, $224,353 and $190,681, with respect to the Growth Fund. For the fiscal years ended October 31, 1997, 1996 and 1995, the Company paid brokerage commissions of $161,449, $40,498 and $23,067 with respect to the International Equity Fund. For the fiscal period from August 15, 1997 through October 31, 1997 the Company paid brokerage commissions of $34,150 with respect to the Emerging Growth Fund. For the fiscal year ended October 31, 1997, and fiscal periods July 1, 1996 through October 31, 1996 and August 1, 1995 through June 30, 1996 the Company paid brokerage commissions of $132,772, $75,526 and
$62,266 with respect to the MicroCap Fund.   None of the brokerage commissions
were paid to affiliates of the Company, the Adviser, Sub-Adviser or the Co-Administrators.

     The Advisory Agreement between the Company and the Adviser and with respect to the International Equity Fund, the Sub-Advisory Agreement among the Company, the Adviser and Sub-Adviser, provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser and Sub-Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser or Sub-Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, the Agreements authorize the Adviser and Sub-Adviser to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser or Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser and Sub-Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser or Sub-Adviser and does not reduce the advisory fees payable to it by the Funds. The Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, the Sub-Adviser, and the Distributor or an affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or their Adviser or Sub-Adviser, or an affiliated person of any of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

     Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by their Adviser or Sub-Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser or Sub-Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

     As of October 31, 1997, the Company held securities of its regular brokers or dealers (as defined under the 1940 Act) or their parents as follows: the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX TM, and Balanced Growth Funds held securities of Lehman Brothers totaling $11,249,122, $8,227,849, $17,683,977, and $1,428,398, respectively; the Intermediate Bond
Market, Bond IMMDEX TM, Balanced Growth and Institutional Money Market Funds held securities of Goldman Sachs totaling $4,931,580, $9,863,159, $1,479,474, and $34,926,033, respectively; the Institutional Money Market, Equity Index and Short-Term Bond Market Funds held securities of Morgan Stanley totaling $11,915,667, $1,507,534 and $1,577,602, respectively; and the Short-Term Bond
Market, Intermediate Bond Market, Institutional Money Market, Growth and Income and Equity Index Funds held securities of Merrill Lynch totaling $1,290,149, $130,038, $59,325,388, $15,616,200 and $1,142,863 respectively.




                ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

     Ratings. The ratings of Standard & Poor's, Moody's and other nationally recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

     The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

     Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser or Sub-Adviser will consider such an event in determining whether the Fund involved should continue to hold the security. For a more detailed description of ratings, see Appendix A.

     Securities Lending. Although none of the Funds intend to during the current fiscal year, each of the Funds may lend its portfolio securities to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Money Market Instruments," or any combination thereof. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser (and Sub-Adviser in the case of the International Equity Fund) to be of good standing and when, in the Adviser's (and Sub-Adviser's in the case of the International Equity Fund) judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

     Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.

     Money Market Instruments. As described in the Prospectuses, the Funds may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less. The MicroCap Fund's investments in money market instruments under normal market conditions are expected to represent less than 10% of the Fund's net assets, but may increase to 30% during abnormal market conditions. The International Equity Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units) for temporary defensive purposes, during periods in which the Adviser
(or the Sub-Adviser) believes changes in economic, financial or political conditions make it advisable.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser (and Sub-Adviser in the case of the International Equity Fund) determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of such Fund's total assets at the time of purchase. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

     Investments by a Fund in commercial paper will consist of issues rated at the time A-1 and/or P-1 by Standard & Poor's, Moody's or similar rating by another nationally recognized rating agency. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

     The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser (and Sub-Adviser in the case of the International Equity Fund) deem the investment to involve minimal credit risk.

     Repurchase Agreements. Each Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser (and Sub-Adviser in the case of the International Equity
Fund) will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

     The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

     Investment Companies. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

     The Funds may invest from time to time in securities issued by other investment companies which invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the 1940 Act. As a shareowner of another investment company, the Funds would bear, along with other shareowners, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareowners. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations.

     U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

     Bank Obligations. For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. A Fund's investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks (similar to those discussed below under "Foreign Securities and American Depository Receipts") that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest of such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

     Preferred Stocks. The Balanced Growth Fund, Growth and Income Fund, Growth Fund, Special Growth Fund, International Equity Fund, Emerging Growth Fund MicroCap Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX TM Fund may invest in preferred stocks. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default. Each of the Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX TM Fund will limit its investments in preferred stock to no more than 5% of its respective net assets.

Other Investment Considerations - Balanced Growth Fund, Growth and Income,
----------------------------------------------------------------------------
Growth Fund, Special Growth Fund, Emerging Growth Fund, MicroCap Fund and
----------------------------------------------------------------------------
International Equity Fund
-------------------------

     The Balanced Growth, Growth and Income, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds maintain a long-term investment horizon with respect to investments in equity securities. However, when a company's growth in earnings and valuation results in price appreciation that reaches a level which meets the Fund's established return objective, the stock is normally sold. Holdings are also sold if there has been significant deterioration in the underlying fundamentals of the securities involved since their acquisition. Sale proceeds are either re-invested in money market instruments or in other securities which meet the respective Fund's investment criteria. Each Fund's investment in equity securities may include limited partnership interests.

     The increase or decrease of cash equivalents in a Fund is primarily the residual effect of the research process. The portion of a Fund invested in cash equivalents tends to rise when the pool of acceptable securities is limited and tends to fall when the Fund's valuation screening process identifies a large number of attractive securities. Short-term forecasts for the economy and financial markets are not an important determinant of the level of cash equivalents in a Fund. As stated in the Prospectuses, however, under normal market conditions not more than 65% of the value of the Balanced Growth Fund's and at least 50% of the value of the Growth Fund, Special Growth Fund and Emerging Growth Fund's, and at least 65% of the value of the MicroCap Fund and the International Equity Fund's total assets will be invested in equity securities. The Funds do not attempt to "time" the securities market.

     Certain securities owned by the Special Growth Fund, Emerging Growth Fund and MicroCap Fund may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, there may be a greater fluctuation in the value of redemptions or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

     When-Issued Purchases, Delayed Delivery and Forward Commitments. When any Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Funds' custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable then the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.

     The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

     When these Funds engage in when-issued, delayed delivery and forward commitment transactions, they rely on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

Other Investment Considerations - International Equity Fund
-----------------------------------------------------------

      Foreign Futures and Options on Futures. The Adviser and Sub-Adviser may determine that it would be in the interest of the International Equity Fund to purchase or sell futures contracts, including interest rate, index, and currency futures, for the purpose of remaining fully invested and reducing transactions costs. A stock index futures contract is a bilateral agreement pursuant to which parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

      The International Equity Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. The Fund's futures transactions may be entered into for hedging purposes or risk management. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Adviser (or the Sub-Adviser) believes it is more advantageous to the Fund than is purchasing the futures contract.

      The International Equity Fund intends to limit its transactions in futures contracts and related options so that not more than 25% of its net assets are at risk. In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities equal to the entire amount at risk (less margin deposits) on a continuous basis.

      Futures purchased or sold by the International Equity Fund (and related options) will normally be traded in foreign securities. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the International Equity Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. For a further description of futures contracts and related options, including a discussion of the limitations imposed by federal tax law, See Appendix B.

      Reverse Repurchase Agreements. The International Equity Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, for temporary purposes only. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See "Borrowing" above.) When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

      Forward Currency Contracts. The International Equity Fund may enter into forward currency contracts; such transactions may serve as long hedges (for example, if the Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the $US price of the security) or as short hedges (the Fund anticipates selling a security denominated in a foreign currency may sell a forward currency contract to lock in the $US equivalent of the anticipated sales proceeds).

      The International Equity Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Adviser or Sub-Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owns securities denominated in a foreign currency and the Adviser or Sub-Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedges." Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

      The cost to the International Equity Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

      As is the case with future contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contacts only by negotiating directly with the counterparty. Thus, there can be no assurance that the International Equity Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the International Equity Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Foreign Currency Transactions. Although the International Equity Fund values its assets daily in U.S. dollars, the Fund is not required to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Fund's foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Fund could suffer a loss of some or all of the amounts deposited. The Fund may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

     High Risk Debt Securities ("Junk Bonds"). As stated in the International Equity Fund's Prospectus, the Fund may invest up to 5% of its net assets in non-investment grade debt securities. Debt securities rated below Baa by Moody's or BBB by S&P, or of comparable quality, are considered below investment grade. Non-investment grade debt securities ("high risk debt securities") may include (i) debt not in default but rated as low as C by Moody's, S&P, or Fitch IBCA, Inc. ("Fitch IBCA"), CC by Thomson BankWatch ("TBW") or CCC by Duff & Phelps, Inc. ("D&P"); (ii) commercial paper rated as low as C (or D if in default) by S&P or Fitch IBCA, Not Prime by Moody's, Duff 4 (or Duff 5 if in default) by Duff, TBW-4 by TBW; and (iii) unrated debt securities of comparable quality. Each Fund may also buy debt in default (rated D by S&P or TBW or Fitch IBCA, DD by Duff, or of comparable quality) and commercial paper in default (rated D by S&P or Fitch IBCA, Not Prime by Moody's, Duff 5 by Duff, TBW-4 by TBW, or of comparable quality). Such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of (or actual) default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

     The market for high risk debt securities is relatively new and its growth has paralleled a long economic expansion. It is not clear how this market would withstand a prolonged recession or economic downturn, which could severely disrupt this market and adversely affect the value of such securities.

     Market values of high risk debt securities tend to reflect individual corporate developments to a greater extent, and tend to be more sensitive to economic conditions, than do higher rated securities. As a result, high risk debt securities generally involve more credit risks than higher rated debt. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high risk debt may experience financial stress and may not have sufficient revenues to meet their payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its own inability to meet specific projected business forecasts, or unavailability of additional financing. The risk of loss due to default by an issuer is significantly greater for high risk debt than for higher rated debt because the high risk debt is generally unsecured and often subordinated.

     If the issuer of high risk debt defaulted, the International Equity Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

     If the Fund invested in high risk debt experiences unexpected net redemptions in a rising interest rate market, it may be forced to liquidate a portion of its portfolio without regard to their investment merits. Due to the limited liquidity of high risk debt securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

     During periods of falling interest rates, issuers of high risk debt securities that contain redemption, call or prepayment provisions are likely to redeem or repay the securities and refinance with other debt at a lower interest rate. If the Fund holds debt securities that are refinanced or otherwise redeemed, it may have to replace the securities with a lower yielding security, which would result in a lower return.

     Credit ratings evaluate safety of principal and interest payments, but do not evaluate the market value risk of high risk securities and, therefore, may not fully reflect the true risks of an investment. In addition, rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in high risk securities will depend more heavily on the Sub-Adviser's credit analysis than investment-grade debt securities. The Adviser (or the Sub-Adviser) will monitor the Fund's investments and evaluate whether to dispose of or retain high risk securities whose credit quality may have changed.

     The Fund may have difficulty disposing of certain high risk securities with a thin trading market. Not all dealers maintain markets in all these securities, and for many such securities there is no established retail secondary market. The Adviser (or the Sub-Adviser) anticipates that such securities may be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as that for higher-rated securities; a lack of a liquid secondary market may adversely affect the market price of a security, which may in turn affect the Fund's net asset value and ability to dispose of particular securities in order to meet liquidity needs or to respond to a specific economic event, or may make it difficult for the Fund to obtain accurate market quotations for valuation purposes. Market quotations on many high risk securities may be available only from a limited number of dealers and may not necessarily represent firm bids or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly, and adverse publicity and investor perceptions (whether or not based on fundamental analysis) may decrease the value and liquidity of a high risk security.

     Legislation has from time to time been or may be proposed that is designed to limit the use of certain high risk debt. It is not possible to predict the effect of such legislation on the market for high risk debt. However, any legislation that may be proposed or enacted could have a material adverse effect on the value of these securities, the existence of a secondary trading market for the securities and, as a result, the Fund's net asset values.

     Sovereign Debt. The International Equity Fund may invest up to 5% of its net assets in obligations of foreign countries and political entities ("Sovereign Debt"), which may trade at a substantial discount from face value. The Fund may hold and trade Sovereign Debt of emerging market countries in appropriate circumstances and to participate in debt conversion programs. Emerging country Sovereign Debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control Sovereign Debt repayment (''Sovereign Debtors'') may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A Sovereign Debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the Sovereign Debtor's policy towards the International Monetary Fund (the ''IMF'') and the political constraints to which the Sovereign Debtor may be subject. Sovereign Debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the Sovereign Debtor's implementation of economic reforms or economic performance and the timely service of the debtor's obligations. The Sovereign Debtor's failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the Sovereign Debtor, which may further impair the debtor's ability or willingness to timely service its debts. In certain instances, a Fund may invest in Sovereign Debt that is in default as to payments of principal or interest. A Fund holding non-performing Sovereign Debt may incur additional expenses in connection with any restructuring of the issuer's obligations or in otherwise enforcing its rights thereunder.

   Brady Bonds. The International Equity Fund may invest up to 5% of its net assets in Brady Bonds as part of its investment in Sovereign Debt of countries that have restructured or are in the process of restructuring their Sovereign Debt pursuant to the Brady Plan.

   Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

   Brady Bonds are recent issues and do not have a long payment history. Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the debtor nations' reserves. Interest payments may also be collateralized in part in various ways.

      Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized principal at maturity (these uncollateralized amounts constitute the ''residual risk''). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

Other Investment Considerations - Balanced Growth Fund, Short-Term Bond Market
-------------------------------------------------------------------------------
Fund, Intermediate Bond Market Fund, and Bond IMMDEX TM Fund
------------------------------------------------------------

      Mortgage-Backed and Asset-Backed Securities. The Balanced Growth Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX TM Fund may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      As stated in the Prospectuses for the Balanced Growth Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX TM Fund, mortgage-backed securities such as CMOs may be purchased. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. Investments in CMO certificates can expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations. Pre-payments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors.

      The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

      In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

      Variable Rate Medium Term Notes. The Funds may purchase variable rate medium term notes which provide for periodic adjustments in the interest rates. The adjustments in interest rates reflect changes in an index (which may be the Lehman Brothers 1-3 Year Government/Corporate Bond Index, the Lehman Brothers Intermediate Government/Corporate Bond Index or the Lehman Brothers Government/Corporate Bond Index).

      Preferred Stocks. The Short-Term Bond Market Fund, Intermediate Bond Market Fund, and Bond IMMDEX TM Fund's investments may include preferred stocks in amounts not in excess of 5% of its net assets.

Other Investment Considerations - Tax-Exempt Intermediate Bond Fund
-------------------------------------------------------------------

      Municipal Obligations. Municipal Obligations which may be acquired by the Tax-Exempt Intermediate Bond Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

      Certain of the Municipal Obligations held by the Fund may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors, including credit downgrades, supply and demand. The Fund may, from time to time, invest more than 25% of its assets in Municipal Obligations covered by insurance policies.

      The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal Obligations may be materially adversely affected by litigation or other conditions.

      Certain types of Municipal Obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Company cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on Municipal Obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Obligations for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Company would reevaluate the Fund's investment objective and policies and consider possible changes in its structure or possible dissolution.

      Municipal Lease Obligations. As stated in the Prospectus, the Fund may acquire municipal lease obligations which are issued by a state or local government authority to acquire land and a wide variety of equipment and facilities. In making a determination that a municipal lease obligation is liquid, the Adviser may consider, among other things (i) whether the lease can be canceled; (ii) the likelihood that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit; (iv) the likelihood that the municipality will discontinue appropriating funds for the leased property because the property is no longer deemed essential to the operations of the municipality; and (v) availability of legal recourse in the event of failure to appropriate.

      Stand-By Commitments. The Tax-Exempt Intermediate Bond Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a "stand-by commitment," a dealer agrees to buy from the Fund, at the Fund's option, specified Municipal Obligations at a specified price. "Stand-by commitments" acquired by the Fund may also be referred to in this Statement of Additional Information as "put" options.

      The amount payable to the Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period. A stand-by commitment may be sold, transferred or assigned by the Fund only with the instrument involved.

      The Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for the portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

      The Fund intends to enter into "stand-by commitments" only with dealers, banks and broker/dealers which, in the investment adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker/dealers is secured by the value of the underlying Municipal Obligations that are subject to a commitment.

      The Fund would acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal Securities, which would continue to be valued in accordance with the ordinary method of valuation employed by the Fund. "Stand-by commitments" which would be acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a "stand-by commitment," its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

      Variable and Floating Rate Instruments. With respect to the variable and floating rate instruments that may be acquired by the Tax-Exempt Intermediate Bond Fund as described in its Prospectus, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. Variable U.S. Government obligations held by the Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

      Equity Index Fund Management Techniques When purchasing securities for the Equity Index Fund's portfolio, the Adviser will consider initially the relative market capitalization weightings of the stocks included in the S&P 500 Index. The weighted capitalization of an issuer is determined by dividing the issuer's market capitalization by the total market capitalizations of all issuers included in the S&P 500 Index.

      The Adviser will then compare the industry sector diversification of the stocks in the Fund, acquired solely on the basis of their weighted capitalizations, with the industry sector diversification of all issuers included in the S&P 500 Index. This comparison is made because the Adviser believes, unless the Fund holds all stocks included in the S&P 500 Index, that the selection of stocks for purchase by the Fund solely on the basis of their weighted market capitalizations would tend to place heavier concentration (as compared to the S&P 500 Index) in certain industry sectors that are dominated by the larger corporations, such as communications, automobile, oil and energy. As a result, events disproportionately affecting such industries could affect the performance of the S&P 500 Index. Conversely, if smaller companies were not purchased by the Fund, industries included in the S&P 500 Index that are dominated by smaller market-capitalized companies would be underrepresented (as compared to the S&P 500 Index).

      For these reasons, the Adviser will identify the sectors which are (or, except for sector balancing, would be) most underrepresented in the Fund's portfolio and will purchase balancing securities in these sectors until the portfolio's sector weightings closely match that of the S&P 500 Index. This process continues until the portfolio is fully invested (except for cash holdings).

      The IMMDEX TM Model. The IMMDEX TM model has been developed and is maintained by Capital Management Sciences ("Capital Management") under the "IMMDEX TM" trademark. Capital Management is neither a sponsor of the Bond IMMDEX TM Fund nor affiliated in any way with the Bond IMMDEX TM Fund or the Adviser. Neither is Capital Management in any way affiliated with Lehman Brothers which claims no interest in the model or its ability to effectively or accurately replicate the Lehman Brothers Government/Corporate Bond Index. Further, Capital Management is not responsible for the management or results of the Bond IMMDEX TM Fund's portfolio. Rather, the Adviser will use the IMMDEX TM model and the other investment techniques described in the Prospectus in choosing portfolio securities and executing transactions in an effort to produce an annual rate of total return for the Bond IMMDEX TM Fund that is comparable, before Fund expenses, to that of the Lehman Brothers Government/Corporate Bond Index.


Other Portfolio Information
---------------------------

      Options Trading. As stated in the Prospectuses, the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX TM Fund, Growth and Income Fund, Equity Index Fund, MicroCap Fund and International Equity Fund may purchase put and (with the exception of the Tax-Exempt Intermediate Bond Fund) call options. Option purchases by a Fund (except the International Equity Fund) will not exceed 5% of its net assets and the International Equity Fund may purchase put and call options without limit. Such options may relate to particular securities or to various indices. (In the case of the Equity Index Fund, such options will relate only to stock indices.) This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the under-lying securities or indices, and therefore, on a percentage basis, an invest-ment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. The Tax-Exempt Intermediate Bond
Fund will only purchase put options on Municipal Obligations, and will do so only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its assets at more favorable rates.

      A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

      These Funds (with the exception of the Tax-Exempt Intermediate Bond Fund) may also sell covered call options listed on a national securities exchange. Such options may relate to particular securities or to various indices. (In the case of the Equity Index Fund, such options will relate only to stock indices.) A call option on a security is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. A call option on an index is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in cash or cash equivalents in a segregated account with its custodian.

      A Fund's obligation under a covered call option written by it may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

      When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities. The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

      The International Equity Fund may also write (i.e., sell) covered put options on securities and various securities indices. The writer of a put incurs an obligation to buy the security underlying the option from the put's purchaser at the exercise price at any time on or before the termination date, a the purchaser's election(certain options the Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is "covered" if the Fund maintains cash, U.S. government securities or other liquid high grade debt obligations equal to the exercise price o the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price. By writing a covered put option on a security, the Fund receives a premium for writing the option; however, the Fund assumes the risk that the value of the security will decline before the exercise dates in which event, the Fund may incur a loss in excess of the premium received when the put is exercised.

      As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      Futures Contracts and Related Options. The Adviser may determine that it would be in the interest of the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Bond IMMDEX TM Fund, Growth and Income Fund, Equity Index Fund and MicroCap Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by a Fund, or of securities which it intends to purchase. The International Equity Fund may engage in foreign futures and options (see "Other Investment Considerations - International Equity Fund - Foreign Futures and Options on Futures"). In addition, the Equity Index Fund will purchase and sell futures and related options (based only on the S&P 500 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P 500 Index to keep substantially all of its assets exposed to the market (as represented by the S&P 500 Index) and to reduce transaction costs. For example, a Fund may enter into transactions involving an index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made. The International Equity Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or in the case of futures options, for which an established over-the-counter market exists. The Sub-Adviser of the International Equity Fund anticipates engaging in transactions from time to time in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

      In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities equal to the entire amount at risk (less margin deposits) on a continuous basis. For a more detailed description of futures contracts and related options, including a discussion of the limitations imposed by federal tax law, see Appendix B.

     Foreign Securities and American Depository Receipts ("ADRs"). The Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX_, Balanced Growth, Growth and Income, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds may invest in sponsored ADRs. The International Equity Fund may also invest in unsponsored ADRs. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in foreign securities and ADRs also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

      While "sponsored" and "unsponsored" ADR programs are similar, there are differences regarding ADR holders' rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored ADRs generally bear all the costs of the ADR facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to ADR holders in respect of the underlying securities.

      Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that sponsored ADRs are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the ADR holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the ADR (such as dividend payment fees of the depository), although ADR holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored ADRs agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the ADR holders at the underlying issuer's request.

     Zero Coupon Bonds. Zero coupon obligations have greater price volatility than coupon obligations and will not result in the payment of interest until maturity, provided that a Fund will purchase such zero coupon obligations only if the likely relative greater price volatility of such zero coupon obligations is not inconsistent with the Fund's investment objective. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to a Fund and distributed to its shareowners. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Additional income producing securities may not be able to be purchased with cash used to make such distributions and its current income ultimately may be reduced as a result.

     Convertible Securities. The Balanced Growth, Growth and Income, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds may hold convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     As described in the Prospectuses, the Funds may invest a portion of their assets in convertible securities that are rated below investment grade.

     Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

      Short Sales.   The MicroCap Fund may engage in short sales. If the
MicroCap Fund engages in short sales, it need not segregate Fund assets if it "covers" the position. A position is "covered" if, at the time the Fund sells the security or thereafter, the Fund also owns that security or holds a call option on that security with a strike price no higher than the price at which the security was sold. For federal tax purposes, a short sale is considered consummated upon delivery of securities to close the short sale. The gains or losses realized by the Fund from short sale transactions normally will be characterized as capital gains or losses although short sales that are part of certain hedging transactions or straddles may receive different tax treatment. Special rules generally operate to prevent the use of short sales to convert short-term capital gain into long-term capital gain and long-term capital loss
into short-term capital loss.   As a result, these transactions may increase the
amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to its shareowners and may reduce the Fund's short-term capital loss available to reduce its ordinary income. The impact of the tax consequences of short sale transactions engaged in by the Fund on distributions to shareowners will be closely monitored.


Additional Investment Limitations
---------------------------------

     Each Fund is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

     No Fund may:

     1. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

     2. Purchase securities of companies for the purpose of exercising control.

     3. Purchase or sell real estate or with respect to the International Equity Fund, real estate limited partnerships, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, indices of securities, futures contracts and options on futures contracts.

     7. Purchase securities on margin, make short sales of securities or maintain a short position (in an amount exceeding one-third of the Fund's net assets, with respect to the MicroCap Fund), except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options and, with respect to MicroCap Fund, short sales against the box, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     8. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.


In addition, as summarized in the Prospectuses, no Fund may:

     9. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

     10. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that, (a) with regard to all Funds except the Tax-Exempt Intermediate Bond Fund, there is no limitation with respect to instruments issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements secured by such instruments; (b) with regard to the Tax-Exempt Intermediate Bond Fund, there is no limitation with respect to instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments; (c) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(d) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     11. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets (one-third of the value of the total assets, with respect to the MicroCap Fund) at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets (one-third of the value of the total assets, with respect to the MicroCap Fund) at the time of such borrowing. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. The MicroCap Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in the Prospectuses are not deemed to be pledged for purposes of this limitation.


     12. With respect to the Tax-Exempt Intermediate Bond Fund, invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax except during defensive periods or during unusual market conditions. For purposes of this fundamental policy, Municipal Obligations that are subject to federal alternative minimum tax are considered taxable.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

     If due to market fluctuations or other reasons, the amount of borrowings and reverse repurchase agreements exceed the limit stated above, the Funds (except the MicroCap Fund) will promptly reduce such amount. With respect to the MicroCap Fund, if due to market fluctuations or other reasons, the total assets of the Fund fall below 300% of its borrowings, the Fund will reduce its borrowings in compliance with the 1940 Act. Except as otherwise provided in Investment Restriction No. 10 above, for the purpose of such restriction, in determining industry classification with respect to the International Equity Fund, the Company intends to use the Morgan Stanley Capital International classification titles.

     With respect to investment limitation No. 3 under "Additional Investment Limitations" as it relates to the Tax-Exempt Intermediate Bond Fund, real estate shall include real estate mortgages. Although the foregoing investment limitations would permit the Tax-Exempt Intermediate Bond Fund to invest in options, futures contracts, options on futures contracts and engage in securities lending, the Fund, during the current fiscal year, does not intend to trade in such instruments (except that the Fund may purchase put options on Municipal Obligations as described in the Prospectus) or lend portfolio securities. Prior to engaging in any such transactions, the Fund will provide its shareowners with notice and add any additional descriptions concerning the instruments to the Prospectus and this SAI as may be required. With respect to investment limitation No. 10 under "Additional Investment Limitations," asset-backed securities will be divided according to the type of assets underlying the security. For example, automobile loans, credit card receivables and installment sales contracts will each be considered a separate industry.


                                NET ASSET VALUE

     The net asset value per share of each Fund is calculated separately for the Institutional Series and Retail Series by adding the value of all portfolio securities and other assets belonging to the particular Fund that are allocated to a particular series, subtracting the liabilities charged to that series, and dividing the result by the number of outstanding shares of that series. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to a Fund are borne by each share of the Fund, except for certain payments under the Funds' Distribution and Service Plan and Shareowner Servicing Plan applicable only to Retail Series Shares. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

     The value of a Fund's portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 3:00 P.M. Central Time. In addition, European and Pacific Basin securities trading may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of a Fund, including the International Equity Fund, is not calculated. The calculation of the net asset value of a Fund, including the International Equity Fund, may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 P.M. Central Time, and at other times, may not be reflected in the calculation of net asset value of a Fund.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Computation of Offering Price of the Funds. An illustration of the computation of the initial offering price per share of the Retail Shares of the Short-Term Bond Market, Intermediate Bond Market, Tax-Exempt Intermediate Bond, Bond IMMDEX TM, Balanced Growth, Growth and Income, Equity Index, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds based on the value of each such Fund's net assets and number of outstanding securities at October 31, 1997, follows:

                          Short-Term   Intermediate     Tax-Exempt       Bond
                          Bond Market   Bond Market    Intermediate    IMMDEX TM
                             Fund          Fund         Bond Fund        Fund
                          -----------  -------------   ------------   ---------
Net Assets (000s)           $65,567       $20,691        $19,199       $64,144
Number of Shares
  Outstanding (000s)         6,383         2,007          1,854         2,278
Net Asset Value
  Per Share                 $10.27        $10.31          $10.35        $28.16
Sales Charge,
  2.00% of offering
  price (2.04% of net
  asset value per share)     0.21          0.21            0.21          0.57
Public Offering Price       $10.48        $10.52          $10.56        $28.73



                           Balanced     Growth and     Equity Index     Growth
                          Growth Fund   Income Fund        Fund          Fund
                          -----------  -------------   ------------   ---------
Net Assets (000s)           $44,026      $128,070        $76,866       $25,043
Number of Shares
  Outstanding (000s)         1,444         3,264          1,218          710
Net Asset Value
  Per Share                 $30.48        $39.24          $63.11        $35.27
Sales Charge,
  4.00% of offering
  price (4.16% of net
  asset value per share)     1.27          1.64            2.63          1.47
Public Offering Price       $31.75        $40.88          $65.74        $36.74



                          Special      Emerging        MicroCap   International
                        Growth Fund   Growth Fund        Fund      Equity Fund
                        -----------  -------------   ------------ ------------
Net Assets (000s)        $147,396       $5,355         $16,793        $6,502
Number of Shares
  Outstanding (000s)       3,323          519            961           350
Net Asset Value
  Per Share               $44.36        $10.31          $17.47        $18.58
Sales Charge,
  4.00% of offering
  price (4.16% of net
  asset value
  per share)                1.85          0.43            0.73          0.77
Public Offering Price     $46.21        $10.74          $18.20        $19.35



     Prior to January 9, 1995, the Funds offered only one class of shares to both institutional and retail investors. On that date, the Funds began offering Institutional Shares to institutional investors and Retail Shares to retail investors.

     Retail Shares are sold with a front-end sales charge. A front-end sales charge will not be imposed on reinvested dividends or distributions. Likewise, there is no front-end sales charge (provided the status of the investment is explained at the time of investment) on purchases of Retail Shares if (a) you were a Firstar shareowner as of January 1, 1995 and have continuously maintained a shareowner account with the Company; (b) you open an account within 60 days of a redemption of Firstar Institutional Shares; (c) you are an employee, director or retiree of Firstar Corporation or its affiliates or of Firstar; (d) you maintain a personal trust account with an affiliate of Firstar Corporation at the time of purchase; (e) you open an account within 60 days of a termination of a personal trust account or corporate sponsored qualified retirement plan for which Firstar Trust Company serves as administrator; (f) you make any purchase for your medical savings account for which an affiliate of Firstar Corporation serves in a custodial capacity; (g) you make any purchase within 60 days of a redemption of a mutual fund on which you paid an initial sales charge or a contingent deferred sales charge; (h) you are a registered investment adviser that has entered into an agreement with the Distributor to purchase shares for your own account or for discretionary client accounts; (i) you are a spouse, parent or child of an individual who falls within the preceding categories (a) or (d) above; (j) you are a spouse, parent, sibling or child of an individual who falls within the preceding category (c) above; or (k) you make any purchase for your Individual Retirement Account that was opened between February 28, 1997 and January 31,1998. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

     Shareowner Organizations or Institutions may be paid by the Funds for advertising, distribution or shareowner services. Depending on the terms of the particular account, Shareowner Organizations or Institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareowner Organizations or Institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

     Shares of any Fund for which a redemption order is received in proper form by the transfer agent or Firstar Investment Service, Inc. ("FIS") before the close of the Exchange (normally 3:00 p.m. Central Time) on a business day will be redeemed as of the determination of net asset value on that day. Orders for a redemption received on a business day after the close of the Exchange or on a non-business day will be priced as of the determination of net asset value on the next day on which shares of the particular Fund are priced. If a shareowner requests that redemption proceeds be paid by federal funds wire, the proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

     The Company's Articles of Incorporation permit a Fund to redeem an account involuntarily, upon sixty days' notice, if redemptions cause the account's net asset value to remain at less than $1,000.

     The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Company is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

     In addition to the situations described in the Funds' Prospectuses under "Redemption of Shares," the Funds may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareowner to make full payment for shares purchased by the shareowner or to collect any charge relating to a transaction effected for the benefit of a shareowner which is applicable to Fund shares as provided in the Prospectus from time to time.

     Exchange Privilege. By use of the exchange privilege, shareowners authorize the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareowner or in some cases, the shareowner's registered representative or account representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareowners.


     Exchange transactions described in paragraphs A, B, and C below will be made on the basis of the relative net asset values per share of the Funds involved in the transaction.

     A. Retail Shares of any Fund purchased with a sales charge may be exchanged without a sales charge for Retail Shares of any other Fund offered by the Company with a sales charge.

     B. Shares of any Fund offered by the Company acquired by a previous exchange transaction involving Retail Shares on which a sales charge has directly or indirectly been paid (e.g. shares purchased with a sales charge or issued in connection with an exchange involving shares that had been purchased with a sales charge) as well as additional Shares acquired through reinvestment of dividends or distributions on such Shares may be exchanged without a sales charge for Retail Shares of any other Fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail Shares and their account number.

     C. Shares of any Fund offered by the Company may be exchanged without a sales charge for Shares of any other Fund of the Company that is offered without a sales charge.

     Except as stated above, a sales charge will be imposed when Shares of a Fund that were purchased or otherwise acquired without a sales charge are redeemed and the proceeds are used to purchase Retail Shares of another Fund of the Company with a sales charge.

     Shares in a Fund from which the shareowner is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareowner is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the policies for accepting investments. Exchanges of Shares will be available only in states where they may legally be made.

     For federal income tax purposes, share exchanges are treated as sales on which the shareowner may realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Investors exercising the exchange privilege should request and review the Prospectus for the shares to be acquired in the exchange prior to making an exchange.

Additional Information Regarding Shareowner Services for Retail Shares
----------------------------------------------------------------------

     The Retail Shares of the Funds offer a Periodic Investment Plan whereby a shareowner may automatically make purchases of shares of a Fund on a regular, monthly basis ($50 minimum per transaction). Under the Periodic Investment Plan, a shareowner's designated bank or other financial institution debits a preauthorized amount on the shareowner's account each month and applies the amount to the purchase of Retail Shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by a Fund for participation in the Periodic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareowner's account or the shareowner's account has been closed at the time of the automatic transaction.

     The Periodic Investment Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Retail Shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more Retail Shares to be purchased during periods of lower Retail Share prices and fewer Retail Shares to be purchased during periods of higher Retail Share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Retail Shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Retail Shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels.

     The Retail Shares of the Funds permit shareowners to effect ConvertiFundR transactions, an automated method by which a Retail shareowner may invest proceeds from one account to another account of the Retail Shares of the Firstar family of funds. Such proceeds include dividend distribution, capital gain distributions and systematic withdrawals. ConvertiFundR transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.

     The Retail Shares of the Funds offer shareowners a Systematic Withdrawal Plan, which allows a shareowner who owns shares of a Fund worth at least $5,000 at current net asset value at the time the shareowner initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareowner or as otherwise directed at regular intervals.

Special Procedures for In-Kind Payments
---------------------------------------

     Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Investor Services at 414-287-3710. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.

                              DESCRIPTION OF SHARES

     The Company's Articles of Incorporation authorize the Board of Directors to issue up to 150,000,000,000 full and fractional shares of common stock, $.0001 par value per share, which is divided into thirty classes (each, a "class" or "fund"). Each class below is divided into two series designated as Institutional Series and Series A/Retail Series (each, a "Series") and consists of the number of shares set forth next to its Fund name in the table below:

  Class-Series of       Fund in which Stock            Number of Authorized
    Common Stock        Represents Interest           Shares in Each Series
  ----------------     --------------------          -----------------------

6-Institutional        Special Growth                         500 Million
6-A                                                           500 Million
7-Institutional        Bond IMMDEX TM                         500 Million
7-A                                                           500 Million
8-Institutional        Equity Index                           500 Million
8-A                                                           500 Million
9-Institutional        Growth and Income                      500 Million
9-A                                                           500 Million
10-Institutional       Short-Term Bond Market                 500 Million
10-A                                                          500 Million
11-Institutional       Balanced Growth                        500 Million
11-A                                                          500 Million
12-Institutional       Growth                                 500 Million
12-A                                                          500 Million
13-Institutional       Intermediate Bond Market               500 Million
13-A                                                          500 Million
14-Institutional       Tax-Exempt Intermediate Bond           500 Million
14-A                                                          500 Million
15-Institutional       International Equity                   500 Million
15-A                                                          500 Million
16-Institutional       MicroCap                                50 Million
16-A                                                           50 Million
18-Institutional       Emerging Growth                        100 Million
18-A                                                          100 Million


     The Board of Directors has also authorized the issuance of classes 1 through 5 and class 17 common stock representing interests in six other separate investment portfolios which are described in separate prospectuses and statements of additional information. The remaining authorized shares are classified into twelve additional classes representing interests in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.

     In the event of a liquidation or dissolution of the Company or an individual Fund, shareowners of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributed to the operation of a particular series as described in the Funds' Prospectuses, shareowners of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareowner.

     Shareowners of the Funds, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by -portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareowners of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the shareowners of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareowners of the Company voting together in the aggregate without regard to particular portfolios. Similarly, on any matter submitted to the vote of shareowners which only pertains to agreements, liabilities or expenses applicable to one series of a Fund (such as the Distribution and Service Plan applicable to Retail Shares) but not the other series of the same Fund, only the affected series will be entitled to vote.

     When issued for payment as described in the Funds' Prospectuses and this SAI, shares of the Funds will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareowners for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

     The Articles of Incorporation authorize the Board of Directors, without shareowner approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareowners of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.


                    ADDITIONAL INFORMATION CONCERNING TAXES

     Each Fund is treated as a separate tax entity under the Code. Although each Fund expects to qualify as a "regulated investment company" (by satisfying certain income and distribution requirements in accordance with the Code) and to be relieved of all or substantially all federal income taxes, depending upon the extent of the Company's activities in states and localities, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareowners under such laws may differ from their treatment under federal income tax laws.

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareowners that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareowners, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) with respect to each calendar year. The Funds intend to make sufficient distributions or deemed distributions out of their ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.

     If the Funds qualify as regulated investment companies under the Code, shareowners, unless otherwise exempt, will pay income or capital gains taxes on amounts distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

      Distributions out of the net capital gain, (the excess of net long-term capital gain over net short-term capital loss), if any, of any Fund, will be taxed to shareowners as long-term capital gain, regardless of the length of time a shareowner has held his or her shares or whether such gain was reflected in the price paid for the shares. Such long-term capital gain will be 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the capital gain. The Funds will designate the tax status of capital gain distributions in a written notice mailed to shareowners within 60 days after the close of the Fund's taxable year.

     If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareowners). In such event, dividend distributions would be taxable as ordinary income to shareowners to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareowners.

     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the International Equity Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to its shareowners the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareowner will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign income and similar taxes paid by the Fund, and will be entitled either to deduct (provided the shareowner itemizes deductions) his or her pro rata share of foreign income and similar taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. Federal income tax liability. Foreign taxes generally are not deductible in computing alternative minimum taxable income. Each shareowner of the International Equity Fund will be notified within 60 days after the close of the Fund's taxable year if the foreign income and similar taxes paid by the Fund will "pass-through" for that year.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareowner's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the International Equity Fund's income will flow to shareowners of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareowners may be unable to claim a credit for the full amount of their proportionate share of foreign taxes paid by the International Equity Fund. Certain additional limitations are imposed on the use of foreign tax credits to offset liability for the alternative minimum tax.

     If a Fund invests in certain "passive foreign investment companies" ("PFICs") which do not distribute their income on a regular basis, it generally will be subject to "deferred" federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" received with respect to such shares or any gain recognized upon a disposition of such investments even if it distributes the income to its shareowners. If the Fund qualifies and elects to treat the PFIC as a "qualified electing fund" ("QEF") and the PFIC furnishes certain financial information in the required form, the Fund would instead be required to include in income each year a ratable portion of the ordinary earnings and net capital gains of the QEF, whether or not received in the Fund. Any such QEF inclusions would have to be taken into account by a Fund for purposes of qualifying as a regulated investment company and satisfying the excise tax distribution requirement. In addition, another election is available to mark to market the Fund's PFIC holdings at the end of each taxable year (and on certain other dates prescribed in the Code). Unrealized gains are treated as ordinary income. Unrealized losses are allowed only to the extent of any net mark-to-market gains with respect to the stock and
are treated as ordinary deductions.   If this election is made, the the tax
described above at the fund level under the PFIC rules generally would be eliminated, but such deemed gains will be taken into account for purposes of qualifying as a regulated investment company and satisfying the excise tax distribution requirement. The mark-to-market provision will generally apply to the Fund's taxable years begining after December 31, 1997 and may apply to past years.

     The Tax-Exempt Intermediate Bond Fund is designed to provide investors with current tax-exempt interest income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund may not be suitable for tax-exempt institutions, or for retirement plans qualified under Section 401 of the Internal Revenue Code of 1986 (the "Code"), H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends ultimately would be taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities ,or for whom such facilities, or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareowners.

     The percentage of total dividends paid by the Tax-Exempt Intermediate Bond Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareowners receiving dividends for such year. In order for the Fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Fund's portfolio must consist of federal tax-exempt obligations. Within 60 days of the close of its taxable year, the Fund will notify shareowners of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

     Interest on indebtedness incurred by a shareowner to purchase or carry shares of the Tax-Exempt Intermediate Bond Fund is generally not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareowner's taxable year. If a shareowner holds shares of the Fund for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations had been issued as of the date of this SAI.

     The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this SAI; such laws and regulations may be changed by legislative or administrative action.



                           MANAGEMENT OF THE COMPANY

Directors and Officers
----------------------

          The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:

                                              Principal Occupations
                          Position            During Past 5 Years and
Name, Address & Age       with the Company    Other Affiliations
--------------------      ----------------    ---------------------------
Steven R. Parish<F1>      Director, President Executive Vice President of Trust
W290 N3967 Dry Creek Ct.  and Treasurer       and Investments, Firstar
Pewaukee, WI  53072                           Corporation since 1996, Vice
Age: 40                                       President and Portfolio
                                              Manager, FIRMCO 1991-1994;
                                              Director, Firstar Funds, Inc.
                                              since September 1997;
                                              Director, Firstar Trust
                                              Company since April 1996;
                                              Director, Firstar Information
                                              Services Corp., since April 1996;
                                              Director, Firstar Investment
                                              Services since April 1996;
                                              Director, Firstar Insurance
                                              Services, since April
                                              1997; Director, United Way,
                                              since June 1997.

James M. Wade             Chairman of the     Vice President and Chief
2802 Wind Bluff Circle    Board               Financial Officer, Johnson
Wilmington, NC  28409                         Controls, Inc. (a controls
Age: 54                                       manufacturing company)
                                              January 1987-May 1991.

Glen R. Bomberger         Director            Executive Vice President, Chief
One Park Plaza                                Financial Officer and Director,
11270 West Park Place                         A.O. Smith Corporation (a
Milwaukee, WI  53224-3690                     diversified manufacturing
Age: 60                                       company) since January 1987;
                                              Director of companies affiliated
                                              with A.O. Smith Corporation;
                                              Chief Financial Officer, Director
                                              and Vice President, Smith
                                              Investment Company; Officer and
                                              Director of companies affiliated
                                              with Smith Investment Company.

Jerry G. Remmel           Director            Vice President, Treasurer
16650A Lake Circle                            and Chief Financial Officer of
Brookfield, WI  53005                         Wisconsin Energy Corporation
Age: 66                                       1994-1996; Treasurer of Wisconsin
                                              Electric Power Company 1973-1996;
                                              Director of Wisconsin Electric
                                              Power Company 1989-1996; Senior
                                              Vice President, Wisconsin
                                              Electric Power Company 1988 -
                                              1994; Chief Financial Officer,
                                              Wisconsin Electric Power Company
                                              1983-1996; Vice President and
                                              Treasurer, Wisconsin Electric
                                              Power Company, 1983 - 1989.

Richard K. Riederer       Director            President and Chief Executive
400 Three Springs Drive                       Officer of Weirton Steel since
Weirton, WV  26062-4989                       1995; Director of Weirton Steel
Age: 53                                       since 1993; Executive Vice
                                              President and Chief Financial
                                              Officer, Weirton Steel January
                                              1994 - 1995; Vice President of
                                              Finance and Chief Financial
                                              Officer, Weirton Steel January
                                              1989-1994; Member, Board of
                                              Directors of American Iron and
                                              Steel Institute since 1995;
                                              Member, Board of Directors,
                                              National Association of
                                              Manufacturers since 1995; Member,
                                              Board of Directors, WESBANCO
                                              since September 1997.

Charles R. Roy<F1>        Director            Vice President - Finance,
14245 Heatherwood Court                       Chief Financial Officer and
Elm Grove, WI  53122                          Secretary, Rexnord Corporation
Age: 67                                       (an equipment manufacturing
                                              company), 1988 - 1992; Vice
                                              President - Finance and
                                              Administration, Rexnord Inc.,
                                              1982 - 1988; Officer and Director
                                              of several Rexnord subsidiaries
                                              until 1992.

Mary Ellen Stanek         Vice President      President and Chief Operating
777 E. Wisconsin Avenue,                      Officer, FIRMCO since 1994;
Suite 800                                     Director of FIRMCO since 1992
Milwaukee, WI  53202                          and Director Fixed Income
Age: 41                                       Securities of FIRMCO since 1990.


W. Bruce McConnel, III    Secretary           Partner of the law firm of
Philadelphia National                         Drinker Biddle & Reath LLP.
Bank Building
1345 Chestnut Street
Philadelphia, PA  19107
Age: 54

<F1> Messrs. Parish and Roy are considered by the Company to be "interested persons" of the Company as defined in the 1940 Act.

The following chart provides certain information about the Director fees for the year ended October 31, 1997 of the Company's Directors.

                                                                 TOTAL
                                   PENSION OR                 COMPENSATION
                                   RETIREMENT   ESTIMATED         FROM
                     AGGREGATE      BENEFITS      ANNUAL        COMPANY
                   COMPENSATION    ACCRUED AS    BENEFITS       AND FUND
       NAME OF       FROM THE     PART OF FUND     UPON     COMPLEX<F1> PAID
   PERSON/POSITION    COMPANY       EXPENSES    RETIREMENT    TO DIRECTORS
   ---------------   ---------    ------------  ----------   -------------
    James M. Wade     $16,875          $0           $0          $16,875
     Chairman of
      the Board

       Glen R.      $13,750<F2>        $0           $0          $13,750
      Bomberger
       Director

       Jerry G.       $13,750          $0           $0          $13,750
        Remmel
       Director

      Richard K.      $13,750          $0           $0          $13,750
       Riederer
       Director

    Charles R. Roy    $13,750          $0           $0          $13,750
       Director

<F1> The "Fund Complex" includes only the Company.
<F2> Includes $13,750 which Mr. Bomberger elected to defer under the Company's deferred compensation plan.

     Each Director receives an annual fee of $10,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,500 per annum for services in such capacity. For the fiscal year ended October 31, 1997, the Directors and Officers received aggregate fees and reimbursed expenses of $74,320. Mr. Parish and Ms. Stanek receive no fees from the Company for their services as President and Vice President, respectively, although FIRMCO, of which Ms. Stanek is President, receives fees from the Company for advisory services. FIRMCO is a wholly owned subsidiary of Firstar Corporation, of which Mr. Parish is Executive Vice President. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.


Advisory Services
-----------------

      FIRMCO became the investment adviser to the Short-Term Bond Market Fund, Special Growth Fund, Bond IMMDEX TM Fund and Equity Index Fund as of February 3, 1992 and became the investment adviser to the Growth and Income Fund effective June 17, 1993. Prior thereto, investment advisory services were provided by Firstar Trust Company, an affiliate of FIRMCO. Firstar Trust Company has guaranteed all obligations incurred by FIRMCO in connection with its Investment Advisory Agreement. FIRMCO is also the investment adviser to the Growth Fund, Intermediate Bond Market Fund, Balanced Growth Fund, Tax-Exempt Intermediate Bond Fund, Emerging Growth Fund, MicroCap Fund and International Equity Fund.
In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

      In addition to the compensation stated in the Prospectuses, the Adviser is entitled to 4/10ths of the gross income earned by each Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the SEC, the Adviser does not intend to receive compensation for such securities lending activity. The Adviser may voluntarily waive advisory fees otherwise payable by the Funds.

      For the services provided and expenses assumed by the Adviser under its Investment Advisory Agreement in effect for the fiscal years ended October 31, 1997, 1996 and 1995, the Adviser earned and waived advisory fees as follows:

                  Advisory Fees Earned (Advisory Fees Waived)
                  -------------------------------------------

                          1997                1996                 1995
                          ----                ----                 ----
Short-Term Bond
Market Fund         $669,603 (605,038)   $552,764 (556,286)   $330,777 (436,239)

Special
Growth Fund              5,168,254 (0)      4,279,091 (250)   3,291,584 (48,415)

Bond IMMDEX TM Fund      1,294,766 (0)    1,074,956 (1,673)          831,690 (0)

Equity Index Fund          815,050 (0)          555,115 (0)          319,929 (0)

Intermediate Bond
Market Fund          778,669 (345,403)    562,082 (288,147)    299,128 (238,251)

Growth Fund          1,470,245 (2,052)    1,245,050 (8,639)     894,728 (61,640)

Balanced
Growth Fund        1,056,380 (334,926)    789,896 (309,983)    560,913 (267,253)

Growth and
Income Fund             3,086,069 (45)   1,870,213 (18,262)   1,281,117 (69,004)

Tax-Exempt
Intermediate Bond
Fund                 109,101 (176,855)     40,050 (159,121)     22,909 (128,234)

International
Equity Fund          422,050 (370,710)    302,570 (332,273)    119,342 (311,670)

Emerging
Growth Fund        46,258 (28,226)<F1>

MicroCap Fund     609,196 (72,149)<F2>       1,318,931 (33)        356,130 (135)

---------------
<F1>  From inception (August 15, 1997) to October 31, 1997.
<F2>  For the fiscal periods August 1, 1995 through June 30, 1996 and July 1,
      1996 through October 31, 1996.

      Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

      With regard to the International Equity Fund, under the Investment Advisory Agreement, the Adviser is authorized to delegate its responsibilities to another adviser. The Adviser has appointed Hansberger Global Investors, Inc. as Sub-Adviser to the International Equity Fund. The Sub-Adviser determines the securities to be purchased, retained or sold by the Fund. See "Sub-Adviser" below.

      Sub-Adviser. The International Equity Fund receives sub-advisory services from Hansberger Global Investors, Inc. (the "Sub-Adviser"). Under the terms of the Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser furnishes investment advisory and portfolio management services to the International Equity Fund with respect to its investments. The Sub-Adviser is responsible for decisions to buy and sell the International Equity Fund's investments and all other transactions related to investment therein. The Sub-Adviser negotiates brokerage commissions and places orders of purchases and sales of the International Equity Fund's portfolio securities. During the term of the Sub-Advisory Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under such agreement.

      Pursuant to the Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or reckless disregard of its obligations and duties thereunder, or loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Sub-Adviser will not be subject to any liability to the Adviser, the International Equity Fund or the Company, or to any shareowner of the International Equity Fund or the Company, for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement. See "Banking Laws and Regulations" below for information regarding certain banking laws and regulations and their applicability to the Sub-Adviser and its services under the Sub-Adviser agreement.



      Prior to September 2, 1997, State Street Bank and Trust Company served as sub-adviser to the International Equity Fund. For the services provided under the sub-advisory agreements in effect for the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995, the Sub-Adviser and State Street Bank and Trust Company earned and waived sub-advisory fees as follows:

                 Sub-Advisory Fees Earned (Sub-Advisory Fees Waived)

                          1997                1996                 1995
                          ----                ----                 ----
International Equity
Fund                       227,372 (0)         161,584 (0)          113,176 (0)

      Banking Laws and Regulations. Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, presently (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent and upon order of a customer. In 1971, the United States Supreme Court held in Investment Company Institute vs. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act"), or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but did not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. FIRMCO and Firstar Trust Company ("Firstar Trust") are subject to such banking laws and regulations.

      FIRMCO and Firstar Trust believe that they may perform the services for the Funds contemplated by their respective agreements with the Company without violation of the Glass-Steagall Act or other applicable banking laws or regulations. These companies further believe that, if the question were properly presented, a court should hold that these companies may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws and or regulations. It should be noted, however, there have been no cases deciding whether banks and their affiliates may perform services comparable to those performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent such companies from continuing to perform such services for the Funds. If the companies were prohibited from continuing to perform advisory, accounting, shareowner servicing and custody services for the Funds, it is expected that the Board of Directors would recommend that the Funds enter into new agreements or would consider the possible termination of the Funds. Any new advisory or sub-advisory agreement would be subject to shareowner approval.

      Shares of the Funds are not bank deposits, are neither endorsed by, insured by, or guaranteed by, obligations of, nor otherwise supported by the FDIC, the Federal Reserve Board, Firstar Trust or FIRMCO, their affiliates or any other bank, or any other governmental agency. An investment in the Funds involves risks including possible loss of principal.

Administration and Distribution Services
----------------------------------------

      Firstar Trust became a Co-Administrator to the Funds on September 1, 1994, and B. C. Ziegler and Company ("Ziegler") became a Co-Administrator to the Funds on January 1, 1995. Under the Co-Administration Agreement, the following administrative services are provided jointly by the Co-Administrators: assist in maintaining office facilities, furnish clerical services, stationery and office supplies; monitor the company's arrangements with respect to services provided by Shareowner Organizations and Institutions; and generally assist in the Funds' operations. The following administrative services are provided by Ziegler: review and comment upon the registration statement and amendments thereto prepared by Firstar Trust or counsel to the Company, as requested by Firstar Trust; review and comment upon sales literature and advertising relating to the Company, as requested by Firstar Trust; assist in the administration of the marketing budget; periodically review Blue Sky registration and sales reports for the Funds; attend meetings of the Board of Directors, as requested by the Board of Directors of the Company; and such other services as may be requested in writing and expressly agreed to by Ziegler. The following administrative services are provided by Firstar Trust: compile data for and prepare, with respect to the Funds, timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports on Form N-SAR; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of Annual and Semi-Annual reports to Fund shareowners and Registration Statements for the Funds; monitor each Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from each Fund; monitor each Fund's status as a regulated investment company under Subchapter M of the Code; maintain each Fund's fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of each Fund as set forth in the Prospectuses, SAI, By-laws and Articles of Incorporation.

      Each of the Co-Administrators has agreed to pay all expenses incurred by it in connection with its administrative activities. Under the Co-Administration Agreement, the Co-Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Co-Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Co-Administrators in the performance of their respective duties or from their reckless disregard of their duties and obligations under the Agreement.

      The Distributor provides distribution services for each Fund as described in the Funds' Prospectuses pursuant to a Distribution Agreement with the Funds under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareowners of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature. For the fiscal year ended October 31, 1997, 1996 and 1995, Ziegler received no fees for its distribution services.

      For its administrative services for the fiscal years ended October 31, 1997, 1996 and 1995, the Co-Administrators earned and waived the following administrative fees:

            Administration Fees Earned (Administration Fees Waived)
            --------------------------------------------------------

                          1997                1996                 1995
                          ----                ----                 ----
Short-Term Bond
Market Fund          $86,550 (149,862)   $83,969 (127,339)     $59,323 (95,852)

Special
Growth Fund          245,929 (521,369)   257,995 (394,054)    194,656 (345,563)

Bond IMMDEX TM Fund  167,223 (318,234)   159,028 (251,337)    151,431 (174,586)

Equity Index Fund    134,156 (229,162)    93,843 (160,223)      57,944 (97,841)

Intermediate Bond
Market Fund           79,413 (171,118)    78,123 (116,341)      49,597 (80,727)

Growth Fund           71,750 (146,715)    75,054 (115,984)      64,612 (90,089)

Balanced
Growth Fund           73,298 (133,271)    65,092 (102,563)      51,415 (82,629)

Growth and
Income Fund          171,898 (286,778)   113,216 (174,799)     82,730 (134,204)

Tax-Exempt
Intermediate Bond
Fund                   22,619 (41,122)     20,315 (25,259)      14,551 (22,137)

International
Equity Fund            20,840 (38,741)     20,015 (30,231)      14,701 (20,395)

MicroCap Fund      23,766 (30,742)<F1>     29,709 (68,284)      12,113 (12,058)

Emerging
Growth Fund          3,488 (7,567)<F2>


<F1>  For the fiscal periods August 1, 1995 through June 30, 1996 and July 1,
      1996 through October 31, 1996.
<F2>  From inception (August 15, 1997) to October 31, 1997.

Shareowner Organizations
------------------------

     As stated in the Funds' Prospectus for Retail Shares the Funds intend to enter into agreements from time to time with Shareowner Organizations providing for support and/or distribution services to customers of the Shareowner Organizations who are the beneficial owners of Retail Shares of the Fund. Under the agreements, the Funds may pay Shareowner Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Retail Shares beneficially owned by their customers. Support services provided by Shareowner Organizations under their Service Agreements or Distribution and Service Agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareowner communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and
(ix) other similar services requested by the Funds. In addition, Shareowner Organizations, under the Distribution and Service Plan, may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Retail Shares. All fees paid under these agreements are borne exclusively by the Funds' Retail Shares.

     The Funds' arrangements with Shareowner Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Directors. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Retail Shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements with Shareowner Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Shareowner Organizations must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Funds (as defined in the 1940 Act) and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

     The Funds believe that there is a reasonable likelihood that their arrangements with Shareowner Organizations will benefit each Fund and the holders of Retail Shares as a way of allowing Shareowner Organizations to participate with the Funds in the provision of support and distribution services to customers of the Shareowner Organization who own Retail Shares. Any material amendment to the arrangements with Shareowner Organizations under the agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding Retail Shares of the Fund involved. So long as the Plans are in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Directors.

     The Funds paid fees to Shareowner Organizations, none of which were affiliated with the Adviser, pursuant to the Service Plan for the fiscal year ended October 31, 1997 as follows:


                                        Fees Earned by Non-Affiliated
                                           Shareowner Organizations
                                        ------------------------------

               Short-Term Bond Market Fund        $  830
               Special Growth Fund                 1,837
               Bond IMMDEX TM Fund                     0
               Equity Index Fund                   3,368
               Intermediate Bond Market Fund          70
               Growth Fund                             0
               Balanced Growth Fund                   45
               Growth and Income Fund                665
               Tax-Exempt Intermediate Bond Fund       2
               International Equity Fund               0
               MicroCap Fund                           0
               Emerging Growth Fund                    0


     The Funds paid fees to Shareowner Organizations, all of which were affiliated with the Adviser, pursuant to the Service Plan for the fiscal year ended October 31, 1997 as follows:

                                           Fees Earned by Affiliated
                                            Shareowner Organizations
                                           --------------------------

               Short-Term Bond Market Fund        $154,460
               Special Growth Fund                 329,198
               Bond IMMDEXO Fund                   130,101
               Equity Index Fund                   143,498
               Intermediate Bond Market Fund        47,818
               Growth Fund                          54,413
               Balanced Growth Fund                 87,924
               Growth and Income Fund              248,657
               Tax-Exempt Intermediate Bond Fund    35,659
               International Equity Fund            12,012
               MicroCap Fund                        27,979
               Emerging Growth Fund                  1,653



            CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

     Firstar Trust serves as custodian of all the Funds' assets. Under the Custody Agreement, Firstar Trust has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareowners, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning each Fund's operations. Firstar Trust may, at its own expense, open and maintain a custody account or accounts on behalf of each Fund with other banks or trust companies, provided that Firstar Trust shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Trust is entitled to receive a fee, payable monthly, based on the annual rate of 0.02% of the Company's first $2 billion of total assets, plus 0.015% of the Company's next $2 billion of total assets, and 0.01% of the Company's total assets in excess of $4 billion. In addition, Firstar Trust, as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses. The Chase Manhattan Bank performs certain foreign custodial services related to the International Equity Fund.

     Firstar Trust also serves as transfer agent and dividend disbursing agent for each Fund under a Shareowner Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Trust has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to shareowners of the Funds, (iii) respond to correspondence by Fund shareowners and others relating to its duties, (iv) maintain shareowner accounts, and (v) make periodic reports to the Funds. For its transfer agency and dividend disbursing services, Firstar Trust is entitled to receive a fee at the rate of $15.00 per shareowner account with an annual minimum of $24,000 per Fund, plus certain other transaction charges and reimbursement for expenses.

     In addition, all of the Funds have entered into a Fund Accounting Servicing Agreement with Firstar Trust pursuant to which Firstar Trust has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds. For its accounting services, Firstar Trust is entitled to receive fees, payable monthly, at the following annual rates of the market value of each Fund's assets:
Balanced Growth Fund, Growth and Income Fund, Equity Index Fund, Growth Fund, Special Growth Fund, Emerging Growth Fund, MicroCap Fund -- $27,500 on the first $40 million, 0.0125% on the next $200 million, and 0.00625% on the balance, plus out-of-pocket expenses, including pricing expenses; and Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX TM Fund and International Equity Fund -- $31,250 on the first $40 million, 0.025% on the next $200 million, 0.0125% on the next $200 million, 0.00625% on the balance, plus out-of-pocket expenses, including pricing expenses.


                                    EXPENSES

     Operating expenses of the Funds include taxes, interest, fees and expenses of Directors and officers, SEC fees, state securities and qualification fees, advisory fees, administrative fees, Shareowner Organization fees (Retail Shares only), charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareowners, costs of shareowner reports and meetings, membership fees in the Investment Company Institute, and any extraordinary expenses. The Funds also pay any brokerage fees, commissions and other transactions charges (if any) incurred in connection with the purchase or sale of portfolio securities.


                            INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, independent accountants, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin, 53202, serve as auditors for the Company. The financial statements and notes thereto contained in each Fund's Annual Report for the fiscal year ended October 31, 1997 are incorporated herein by reference. No other part of the Annual Report is incorporated herein by reference. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given as authority of said firm as experts in auditing and accounting.


                                    COUNSEL

     Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, serve as counsel to the Company and will pass upon the legality of the shares offered by the Funds' Prospectuses.

                            PERFORMANCE CALCULATIONS

      From time to time, the total return of the Retail Shares and Institutional Shares of each Fund and the yields of such shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX TM Fund (each, a "Bond Fund") may be quoted in advertisements, shareowner reports or other communications to shareowners. Performance information is generally available by calling the Firstar Funds Center at 1-800-982-8909.


Yield Calculations
------------------

      Yield is computed based on the net income of a series of shares of a Bond Fund during a 30-day (or one-month) period, which will be identified in connection with the particular yield quotation, more specifically, the yield of a series of shares is calculated by dividing the net investment income per share for that series (as described below) earned during a 30-day (or one-month) period by the net asset value per share for that series (including the maximum front end sales charge of 2.00% for the Retail Shares of the Bond Funds) on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. Net investment income per share earned during the period attributable to that series is based on the average daily number of shares of the series outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that series minus expenses accrued for the period, attributable to that series net of reimbursements.

This calculation can be expressed as follows:

                               a-b      6
                  Yield = 2 [(----- + 1) - 1]
                              c x d

              Where:    a =   dividends and interest earned during the period.

                        b = expenses accrued for the period (net of reimbursements).

                        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                        d = Maximum offering price per share on the last day of the period.

      For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obli-gation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

      Interest earned on tax-exempt obligations of the Tax-Exempt Intermediate Bond Fund that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

      With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security.

      Undeclared earned income may be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

      In addition, the Tax-Exempt Intermediate Bond Fund may advertise a "tax-equivalent yield" which shows the level of taxable yield needed to produce an after-tax equivalent to the tax-free yield of the Fund. This is done by increasing the yield of the series of shares (calculated as stated above) by the amount necessary to reflect the payment of federal income taxes at a stated rate. This is computed by: (a) dividing the portion of the Fund's yield for a particular series (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax. The "tax-equivalent" yield will always be higher than the "yield of the Fund.

      For the 30-day period ended October 31, 1997, the annualized yields for Institutional Shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX TM Fund were 6.02%, 5.94%, 4.09% and 6.24%, respectively. Without fees waived by the Adviser and the Co-Administrators during such period, the annualized yields would have been 5.66%, 5.68%, 3.75% and 6.12%, respectively. For the same period, the tax-equivalent annualized yield for the Tax-Exempt Intermediate Bond Fund same period would have been 5.93% (assuming a federal income tax rate of 31%). Without fees waived by the Adviser and Co-Administrators during such period, the tax-equivalent annualized yield for such Fund would have been 5.43%.

      For the 30-day period ended October 31, 1997, the annualized yields, assuming the maximum sales charge, for Retail Shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX TM Fund were 5.65%, 5.58%, 3.76% and 5.86%, respectively. With-out fees waived by the Adviser and the Co-Administrators during such period, the annualized yields would have been 5.30%, 5.32%, 3.43% and 5.75%, respectively. For the same period, the tax-equivalent annualized yield for the Tax-Exempt Intermediate Bond Fund would have been 5.45% (assuming a federal income tax rate of 31%). Without fees waived by the Adviser and Co-Administrators during such period, the tax-equivalent annualized yield for such Fund would have been 4.97%.

      For the 30-day period ended October 31, 1997 , the annualized yields for Retail Shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund and Bond IMMDEX TM Fund purchased without a front-end sales charge were 5.77%, 5.69%, 3.84% and 5.98%, respectively.
Without fees waived by the Adviser and the Co-Administrators during such period, the annualized yields would have been 5.41%, 5.43%, 3.50% and 5.87%, respectively. For the same period, the tax-equivalent annualized yield for the Tax-Exempt Intermediate Bond Fund purchased without a front-end sales charge would have been 5.57% (assuming a federal income tax rate of 31%). Without fees waived by the Adviser and Co-Administrators during such period, the tax-equivalent annualized yield for such Fund would have been 5.07%.

Total Return Calculations
-------------------------

      Each Fund computes "average annual total return" separately for its Retail and Institutional Shares. Average annual total return reflects the average annual percentage change in value of an investment in shares of a series over the measuring period. This is computed by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                       ERV      1/n
                  T = [(-----) - 1]
                        P

                  Where: T =  average annual total return.

                      ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                        P =   hypothetical initial payment of $1,000.

                        n = period covered by the computation, expressed in terms of years.

      The Funds may compute aggregate total return, which reflects the total percentage change in value over the measuring period. The Funds compute their aggregate total returns separately for the Retail and Institutional Series, by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. The formula for calculating aggregate total return is as follows:

                       ERV
                  T = [(-----) - 1]
                        P

      The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Funds' average annual total return and aggregate total return reflect the deduction of the 4% maximum front-end sales charge for equity funds and 2% maximum front end sales charge for fixed income funds in connection with the purchase of Retail Shares. The Funds may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales charge will, of course, be higher than quotations that do reflect the sales charge.

      The total return and yield of a Fund's Shares may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and yield, as appropriate, of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. The total return of a bond or balanced Fund's shares may be compared to the Lehman Brothers 1-3 Year Government/Corporate Bond Index; the Merrill Lynch 1-2.99 U.S. Treasury Bond Index; the Lehman Brothers Intermediate Government/Corporate Bond Index; the Lehman Brothers 5-Year General Obligation Bond Index; the Lehman Brothers Government/Corporate Bond Index; and the Consumer Price Index. In addition, the total return of an equity Fund's shares may be compared to the S&P 500 Index; the S&P MidCap 400 Index, the S&P SmallCap 600 Index, the NASDAQ Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Quotation System; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; the Wilshire Top 750 Index, an index of all domestic equity issues which are traded over the national exchanges; the Russell 2000 Index; the Value Line Composite Index, an unmanaged index of nearly 1,700 stocks reviewed in Ratings & Reports; the Russell MidCap; the Wilshire Next 1750 Index; the
Wilshire MidCap 750 Index;  and the Consumer Price Index.   In addition, the
total return of a series of shares of the International Equity Fund will be compared to the GDP EAFE Index and may be compared to the Salomon-Russell Indices, Russell Universe Indices, Lipper International Indices, and the domestic indices listed above. Total return and yield data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds.

      Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in a Fund's series of shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for a Fund cannot necessarily be used to compare an investment in a Fund's series of shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their customer accounts in connection with investments in a Fund will not be included in the Fund's calculations of yield and total return and will reduce the yield and total return received by the accounts.

                               PERFORMANCE HISTORY

                        AVERAGE ANNUAL TOTAL RETURN<F1>
                              INSTITUTIONAL SHARES


                           1 Year  5 Years  10 Years        Since inception
                                                            (inception date)

SHORT-TERM BOND MARKET      6.47%   5.84%     7.48%              N/A
INTERMEDIATE BOND MARKET    7.36%     -         -        6.59% (Jan. 5, 1993)
TAX-EXEMPT
  INTERMEDIATE BOND         5.96%     -         -        5.02% (Feb. 8, 1993)
BOND IMMDEX TM              8.90%   7.75%     8.90%              N/A
BALANCED GROWTH            18.39%  12.40%       -       11.75% (Mar. 30, 1992)
GROWTH AND INCOME          30.83%  18.35%       -       14.40% (Dec. 29, 1989)
EQUITY INDEX               31.38%  19.24%    16.60%              N/A
GROWTH                     21.56%     -         -       13.77% (Dec. 29, 1992)
SPECIAL GROWTH             22.44%  15.65%       -       16.13% (Dec. 28, 1989)
FIRMCO'S COLLECTIVE
  INVESTMENT "B FUND"      29.66%  17.51%    18.42%              N/A
EMERGING GROWTH<F1>          -        -         -        3.10% (Aug. 15, 1997)
MICROCAP                   30.12%     -         -       42.97% (Aug. 1, 1995)
INTERNATIONAL EQUITY      (5.10)%     -         -      (0.34)% (Apr. 28, 1994)


                              PERFORMANCE HISTORY

                        AVERAGE ANNUAL TOTAL RETURN<F1>
                                 RETAIL SHARES


                           1 Year  5 Years   10 Years       Since inception
                                                            (inception date)

SHORT-TERM BOND MARKET      4.08%    5.27%     7.20%            N/A
INTERMEDIATE BOND MARKET    4.93%      -         -       6.00% (Jan. 5, 1993)
TAX-EXEMPT
  INTERMEDIATE BOND         3.47%      -         -       4.41% (Feb. 8, 1993)
BOND IMMDEX TM              6.51%    7.17%     8.61%            N/A
BALANCED GROWTH            13.33%   11.34%       -      10.80% (Mar. 30, 1992)
GROWTH AND INCOME          25.24%   17.24%       -      13.70% (Dec. 29, 1989)
EQUITY INDEX               25.83%   18.12%    16.05%            N/A
GROWTH                     16.46%      -         -      12.66% (Dec. 29, 1992)
SPECIAL GROWTH             17.30%   14.56%       -      15.42% (Dec. 28, 1989)
FIRMCO'S COLLECTIVE
  INVESTMENT "B FUND"      24.23%   16.30%    17.68%            N/A
EMERGING GROWTH<F1>          -         -         -    (1.06%)% (Aug. 15, 1997)
MICROCAP                   24.61%      -         -      39.97% (Aug. 1, 1995)
INTERNATIONAL EQUITY      (9.08)%      -         -     (1.68)% (Apr. 28, 1994)

<F1>  Average annual total return calculations are for periods ended October 31,
      1997. The return for the Emerging Growth Fund represents its cumulative return since inception and is not annualized.

      The performance of the Short-Term Bond Market, Bond IMMDEX TM and Equity Index Funds for the period prior to December 29, 1989 is represented by the performance of collective investment funds which operated prior to the effectiveness of the registration statement of the Firstar Short-Term Bond Market, Bond IMMDEX TM and Equity Index Funds. At the time of the Firstar Short-Term Bond Market, Bond IMMDEX TM and Equity Index Funds' inception, each collective investment fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as its corresponding Firstar fund. In connection with the Firstar Short-Term Bond Market, Bond IMMDEX TM and Equity Index Funds' commencement of operations, on December 29, 1989, each collective investment fund transferred its assets to its Firstar Fund equivalent. The Special Growth Fund is managed by FIRMCO using substantially the same investment objectives, policies and restrictions as the FIRMCO managed collective investment fund Special Equity Growth Fund B (the "B Fund").

      The collective investment funds were not and the B Fund is not registered under the 1940 Act and were and are not subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the collective investment funds and the B Fund had been registered under the 1940 Act, performance may have been adversely affected. Performance of the collective investment funds has been restated to reflect the Firstar Short-Term Bond Market, Bond IMMDEX TM and Equity Index Funds' respective actual expenses during each such Fund's first fiscal year. The performance of the B Fund has been restated to reflect the Special Growth Fund's current expenses for retail shares and its maximum 4.00% sales charge and for institutional shares. Performance quotations of each Collective Investment Fund and of the B Fund present past performance of the FIRMCO managed collective funds, which are separate and distinct from Firstar Special Growth Fund, Short-Term Bond Market Fund, Bond IMMDEX Fund and Equity Index Fund, do not represent past performance of those Funds and should not be considered as representative of future results of those Funds.

      Prior to January 10, 1995, the Funds offered to retail and institutional investors one series of shares with neither a sales charge nor a 0.25% service organization fee. Retail Share performance reflects the deduction of the current maximum sales charge of 4.00% for equity funds and 2.00% for fixed income funds, but for periods prior to January 10, 1995, Retail Share performance does not reflect service organization fees. If service organization fees had been reflected, performance would be reduced.

      Performance assumes the reinvestment of all net investment income and capital gains and reflects fee waivers. In the absence of fee waivers, performance would be reduced. Performance quotations represent past performance, and should not be considered as representative of future results.

      The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distribution had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareowners may summarize the substance of information contained in shareowner reports (including the investment composition of a Fund), as well as the views of the Adviser or Sub-Adviser as to market, economic, trade and interest trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, treasury bills and shares of a Fund. In addition, advertisement or shareowner communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other materials which highlight or summarize the information discussed in more detail therein.

                                 MISCELLANEOUS

      As used in this SAI and in the Funds' Prospectuses, a majority of the outstanding shares of a Fund or portfolio means, with respect to the approval of an investment advisory agreement or a charge in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or portfolio.

      As of December 31,1997, the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Trust, P.O. Box 2054, Milwaukee, Wisconsin 53201, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares: Money Market Fund: 10%; Institutional Money Market Fund: 91%; Tax-Exempt Money Market Fund: 61%; U.S. Treasury Money Market Fund: 44 %; U.S. Government Money Market Fund: 66%; Growth and Income Fund: 67%; Short-Term Bond Market
Fund: 56%; Special Growth Fund: 73%; Bond IMMDEX TM Fund: 79%; Equity Index
Fund: 76%; Balanced Growth Fund: 76%; Intermediate Bond Market Fund: 81%;
Growth Fund: 83%; Tax-Exempt Intermediate Bond Fund: 63%; International
Equity Fund: 88%; MicroCap Fund: 81%, and Emerging Growth Fund: 87%. At such date, no other person was known by the Company to hold of record or beneficially 5% or more of the outstanding shares of any investment portfolio of the Company.

                                   APPENDIX A


Commercial Paper Ratings
------------------------

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper.

      "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

      "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

      "A-3" - Issue has an adequate capacity for timely payment. It is however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

      "B"- Issue has only a speculative capacity for timely payment.

      "C" - Issue has a doubtful capacity for payment.

      "D" - Issue is in payment default.

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuer does not fall within any of the Prime rating categories.

      The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D- 1," "D- 2" and "D- 3." Duff & Phelps employs three designations, "D- 1+," " D- 1" and "D- 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

      "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      "D-2" - Debt possesses good certainty for timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

      Fitch IBCA short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

      "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      "F-1" - Securities possess highest credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

      "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

      "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

      "B" - Securities are speculative. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

      "C" - Default is a real possibility for these securities. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.


      Fitch IBCA may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

      Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

      "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

      "TBW-2" - This designation indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

      "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

      "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings

      The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

      "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

      "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

      "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

      "BB," "B," "CCC," "CC," and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      "CI" - This rating is reserved for income bonds on which no interest is being paid.

      "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. Rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.



      PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

      Con. (--) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes the probable credit stature upon completion of construction or elimination of basis of condition.

      (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The ratings may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

      The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

      "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      "AA" - Debt is considered of high quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

      "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

      "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

      To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

      The following summarizes the highest four ratings used by Fitch IBCA for corporate and municipal bonds:

      "AAA" - bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

      "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      "BBB" - Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


      To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


      Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long-term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

      "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

      "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

      "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

      "D" - this designation indicates that the long-term debt is in default.

      PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings
----------------------

      A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Rating Group for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

      "MIG-1" / "VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" / "VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

      "MIG-3" / "VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "MIG-4" / "VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

      "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


Duff & Phelps and Fitch IBCA use the short-term ratings described under commercial Paper Ratings for Municipal notes.


                                   APPENDIX B

             ADDITIONAL INFORMATION CONCERNING FUTURES AND RELATED
                                    OPTIONS


      As stated in the Prospectuses, certain of the Funds may enter into futures contracts and options for hedging or other purposes. Such transactions are described in this Appendix.

I.   Interest Rate Futures Contracts
     -------------------------------

      Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

      A Fund presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

      Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

      Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

      Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

      A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

      Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund's portfolio tends to move in concert with the futures market prices of long-term U.S. Treasury bonds ("Treasury bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

      In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

      The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

      If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

      Examples of Futures Contract Purchase. A Fund might engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investment in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the fund may purchase.

       For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund could, for example, assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

      The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

      If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

      In each transaction, expenses would also be incurred.

II.  Index Futures Contracts.
     ------------------------

      A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

      A Fund may sell index futures contracts as set forth in the Prospectuses. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase index futures contracts. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

      In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

      The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

               ANTICIPATORY PURCHASE HEDGE:  Buy the Future Hedge
                  Objective:  Protect Against Increasing Price

               Portfolio                                     Futures
               ----------                                    --------

                             -Day Hedge is Placed-

     Anticipate Buying $62,500                    Buying 1 Index Futures at 125

          Equity Portfolio                              Value of Futures=
                                                         $62,500/Contract

                             -Day Hedge is Lifted-

     Buy Equity Portfolio with                     Sell 1 Index Futures at 130
       Actual Cost = $65,000                               Value of Futures =
                                                            $65,000/Contract

Increase in Purchase Price = $2,500                  Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

             Portfolio                                       Futures
             ----------                                      --------
                             -Day Hedge is Placed-

   Anticipate Selling $1,000,000                   Sell 16 Index Futures at 125
          Equity Portfolio                        Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

       Equity Portfolio - Own                      Buy 16 Index Futures at 120
    Stock with Value = $960,000                    Value of Futures = $960,000
 Loss in Portfolio Value = $40,000                  Gain on Futures = $40,000


If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

             Portfolio                                       Futures
             ----------                                      --------
                             -Day Hedge is Placed-

     Anticipate Buying $62,500                    Buying 1 Index Futures at 125


          Equity Portfolio                                Value of Futures=
                                                           $62,500/Contract


             Portfolio                                       Futures

                             -Day Hedge is Lifted-

     Buy Equity Portfolio with                     Sell 1 Index Futures at 120
       Actual Cost - $60,000                              Value of Futures
                                                         = $60,000/Contract
Decrease in Purchase Price = $2,500                  Loss on Futures = $2,500


                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

             Portfolio                                       Futures
             ----------                                     ---------

                             -Day Hedge is Placed-

   Anticipate Selling $1,000,000                   Sell 16 Index Futures at 125
          Equity Portfolio                        Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

       Equity Portfolio - Own                      Buy 16 Index Futures at 130
   Stock with Value = $1,040,000                  Value of Futures = $1,040,000
 Gain in Portfolio Value = $40,000                  Loss on Futures = $40,000

III. Futures Contracts on Foreign Currencies
     ---------------------------------------

     A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by the International Equity Fund to hedge against exposure to flucuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments.
     ----------------

      Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, in accordance with the terms of the exchange on which such futures contract is traded, the Fund may be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser and, where applicable, the Sub-Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.   Risks of Transactions in Futures Contracts.
     ------------------------------------------

      There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

      Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser and, where applicable, Sub-Adviser may still not result in a successful hedging transaction over a short time frame.

      Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract and thus provide an offset on a futures contract.

      Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Successful use of futures by a Fund is also subject to the Adviser's or, where applicable, the Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts.
     ----------------------------


      A Fund may purchase options on the futures contracts described above and, if permitted by its investment objective and policies, may also write options on futures contracts. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or write call options on futures contracts rather than sell futures contracts.

      Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

VII. Accounting and Tax Treatment.
     ----------------------------

      Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

      Generally, futures contracts held by a Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses from such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect either
 (1) to offset gains or losses from positions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of net annual gain in an account may be treated as long-term and no more than 40% of net annual loss in an account may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

      Certain foreign currency contracts entered into by a Fund may be subject to the "marking to market" process, but gain or loss will be treated as 100% ordinary income or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of, or settlement by reference to the value of, a foreign currency of a type in which regulated futures contracts are traded; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Additional Statement, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

      Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply.
 The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. The Fund may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the Fund and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "Section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is possible that some of the non-U.S. dollar denominated investments a Fund may make will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investment other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

      Qualification as a regulated investment company under the Code requires that a Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investment in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investment in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.


                                FIRSTAR FUNDS, INC.
                        Statement of Additional Information
                                      for the
                               Balanced Income Fund

                    February 1, 1998 (as revised June 19, 1998)

                                 TABLE OF CONTENTS
                                                                        Page

   Firstar Funds, Inc. ...........................................         2
   Investment Objective and Policies .............................         2
   Additional Information on Portfolio Instruments ...............         4
   Net Asset Value ...............................................        16
   Additional Purchase and Redemption Information ................        17
   Description of Shares .........................................        21
   Additional Information Concerning Taxes .......................        22
   Management of the Company .....................................        23
   Custodian, Transfer Agent and Accounting Services Agent .......        30
   Independent Accountants .......................................        31
   Counsel .......................................................        31
   Performance Calculations ......................................        31
   Miscellaneous .................................................        34
   Appendix A ....................................................       A-1
   Appendix B ....................................................       B-1

            This Statement of Additional Information ("SAI") is meant to be read in conjunction with Firstar Funds, Inc.'s prospectus ("Prospectus") dated February 1, 1998, for the Retail and Institutional Shares of the Balanced Income Fund (the "Fund") and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus for the Fund may be obtained by writing Firstar Funds Center at 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53202-3011, or by calling 1-800-982-8909 or 414-287-
   3710 (Milwaukee area). Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

   SHARES OF THE FUND ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                              FIRSTAR FUNDS, INC.

          Firstar Funds, Inc. (the "Company") is a Wisconsin corporation which was incorporated on February 15, 1988 as a management investment company. The Company, formerly known as Portico Funds, Inc., changed its name effective February 1, 1998. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios. Each class for the funds is currently divided into two series, a retail and institutional series. This SAI pertains to Retail Series and Institutional Series Shares of the Balanced Income Fund. The Company also offers other investment portfolios which are described in separate prospectuses and statements of additional information. For information concerning these other portfolios, contact the Firstar Funds Center at 1-800-982-8909 or write to 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53202-3011.

                       INVESTMENT OBJECTIVE AND POLICIES

          The investment objective of the Balanced Income Fund is to seek current income and the preservation of capital through investment in a balanced
portfolio of dividend paying equity and fixed income securities.   There is no
assurance, however, that the Fund's investment objective will in fact be attained. The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus.

Portfolio Transactions
----------------------

          Subject to the general supervision of the Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

          The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Fund may engage in short-term trading to achieve its investment objective.

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Unlike transactions on U.S. stock exchanges which involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions which are generally higher than those in the United States.

          Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

          Fixed income securities purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

          The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser in its sole discretion, believes such practice to be in the Fund's interests.

          The Advisory Agreement between the Company and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Adviser to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

          Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Fund. The Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

          Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser and the Distributor or an affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or its Adviser, or an affiliated person of any of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

          Investment decisions for the Fund are made independently from those for other investment companies and accounts advised or managed by its Adviser. Such other investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

          From time to time the Fund may hold securities of its regular brokers or dealers (as defined under the 1940 Act) or their parents.


                ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

          Ratings. The ratings of Standard & Poor's, Moody's and other nationally recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

          The payment of principal and interest on most debt securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

          Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. For a more detailed description of ratings, see Appendix A to the SAI.

          Securities Lending. Although the Fund does not intend to during the current fiscal year, it may lend its portfolio securities to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Money Market Instruments," or any combination thereof. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur.

          Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, the Fund will maintain such value by the daily marking-to-market of the collateral.

          Money Market Instruments. As described in the Prospectus, the Fund may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less.

          Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Fund will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the Fund's total assets at the time of purchase. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

          Investments by the Fund in commercial paper will consist of issues rated at the time A-1 and/or P-1 by Standard & Poor's, Moody's or similar rating by another nationally recognized rating agency. In addition, the Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Fund as previously described.

          The Fund may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund will invest in variable amount master notes only when the Adviser deems the investment to involve minimal credit risk.

          Repurchase Agreements. The Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

          The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

          Reverse Repurchase Agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase.

          Investment Companies. The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

          The Fund may invest from time to time in securities issued by other investment companies which invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. As a shareowner of another investment company, the Fund would bear, along with other shareowners, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareowners. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

          U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be acquired by the Fund include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

          Bank Obligations. For purposes of the Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. The Fund's investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks (similar to those discussed below under "Foreign Securities and American Depository Receipts") that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest of such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

Other Investment Considerations
-------------------------------

          The Balanced Income Fund maintains a long-term investment horizon with respect to investments in equity securities. However, when a company's growth in earnings and valuation results in price appreciation that reaches a level which meets the Fund's established return objective, the stock is normally sold. Holdings are also sold if there has been significant deterioration in the underlying fundamentals of the securities involved since their acquisition.
Sale proceeds are either re-invested in money market instruments or in other securities which meet the Fund's investment criteria. The Fund's investment in equity securities may include limited partnership interests.

          The increase or decrease of cash equivalents in the Fund is primarily the residual effect of the research process. The portion of the Fund invested in cash equivalents tends to rise when the pool of acceptable securities is limited and tends to fall when the Fund's valuation screening process identifies a large number of attractive securities. Short-term forecasts for the economy and financial markets are not an important determinant of the level of cash equivalents in the Fund. As stated in the Prospectus, however, under normal market conditions the Fund may hold money market instruments or cash, pending investment to meet anticipated redemptions or if in the opinion of the Adviser other suitable securities are unavailable. The Fund does not attempt to "time" the securities market.

          When-Issued Purchases, Delayed Delivery and Forward Commitments. When the Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable then the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.

          The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

     When the Fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

            Mortgage-Backed and Asset-Backed Securities. The Balanced Income Fund may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

            There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

            As stated in the Prospectus for the Balanced Income Fund, mortgage-backed securities such as CMOs may be purchased. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. Investments in CMO certificates can expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors.

            The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

            In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

            Variable Rate Medium Term Notes. The Fund may purchase variable rate medium term notes which provide for periodic adjustments in the interest rates. The adjustments in interest rates reflect changes in an index (i.e., the Lehman Brothers Intermediate Government/Corporate Bond Index).



Other Portfolio Information
---------------------------

            Options Trading. As stated in the Fund's Prospectus, the Fund may purchase put and call options. Option purchases by the Fund will not exceed 5% of its net assets. Such options may relate to particular securities or to various indices. This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

            A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by the Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

            The Fund may also sell covered call options listed on a national securities exchange. Such options may relate to particular securities or to various indices. A call option on a security is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. A call option on an index is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

            The Fund's obligation under a covered call option written by it may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period. The Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

            When the Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities. The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

            As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

            Futures Contracts and Related Options. The Adviser may determine that it would be in the interest of the Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Fund, or of securities which it intends to purchase. For example, the Fund may enter into transactions involving an index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

            In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities equal to the entire amount at risk (less margin deposits) on a continuous basis. For a more detailed description of futures contracts and related options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the SAI.

            Foreign Securities and American Depository Receipts ("ADRs"). In addition to investing directly in foreign securities the Fund may also invest in sponsored ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in foreign securities and ADRs also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

          Zero Coupon Bonds. Zero coupon obligations have greater price volatility than coupon obligations and will not result in the payment of interest until maturity, provided that the Fund will purchase such zero coupon obligations only if the likely relative greater price volatility of such zero coupon obligations is not inconsistent with the Fund's investment objective. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareowners. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Additional income producing securities may not be able to be purchased with cash used to make such distributions and its current income ultimately may be reduced as a result.

     Convertible Securities. The Fund may hold convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     As described in its Prospectus, the Fund may invest a portion of its assets in convertible securities that are rated below investment grade.

     Warrants. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.


Investment Limitations
----------------------

          The Fund is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below).

     The Fund may not:

     1. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

     2. Purchase securities of companies for the purpose of exercising control.

     3. Purchase or sell real estate except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, indices of securities, futures contracts and options on futures contracts.

     7. Purchase securities on margin, make short sales of securities or maintain a short position except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, and
(b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     8. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

In addition, as summarized in the Prospectus, the Fund may not:

     9. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

     10. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that, (a) there is no limitation with respect to instruments issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements secured by such instruments; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     11. Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in the Prospectus are not deemed to be pledged for purposes of this limitation.

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation. If due to market fluctuations or other reasons the amount of borrowings and reverse repurchase agreements exceed the 10% limit stated above, the Fund will promptly reduce such amount. As a matter of fundamental policy, the Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

                                NET ASSET VALUE

          The net asset value per share of the Fund is calculated separately for the Institutional Series and Retail Series by adding the value of all portfolio securities and other assets belonging to the Fund that are allocable to a particular series, subtracting the liabilities charged to that series, and dividing the result by the number of outstanding shares of that series. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to the Fund are borne by each share of the Fund, except for certain payments under the Fund's Distribution and Service Plan and Shareowner Servicing Plan applicable only to Retail Shares. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

          The value of the Fund's portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 3:00 P.M. Central Time. In addition, European and Pacific Basin securities trading may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of the Fund is not calculated. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 P.M. Central Time, and at other times, may not be reflected in the calculation of net asset value of the Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          Computation of Offering Price of the Funds. An illustration of the computation of the initial offering price per share of the Retail Shares of the Balanced Income Fund follows:

Net Assets                                   $ 9.60
Numbers of Shares                                 1
     Outstanding

Net Asset Value                              $ 9.60
     Per Share
Sales Charge, 4.00% of Offering Price        $  .40
                                             ------
     (4.16% of net asset value per share)
Public Offering Price                        $10.00

          Retail Shares are sold with a front-end sales charge. A front-end sales charge will not be imposed on reinvested dividends or distributions. Likewise, there is no front-end sales charge (provided the status of the investment is explained at the time of investment) on purchases of Retail Shares if (a) you were a Firstar shareowner as of January 1, 1995 and have continuously maintained a shareowner account with the Company; (b) you open an account within 60 days of a redemption of Firstar Institutional Shares, (c) you are an employee, director or retiree of Firstar Corporation or its affiliates or of Firstar; (d) you maintain a personal trust account with an affiliate of Firstar Corporation at the time of purchase; (e) you open an account within 60 days of a termination of a personal trust account or corporate sponsored qualified retirement plan for which Firstar Trust Company serves as administrator; (f) you make any purchase for your medical savings account for which an affiliate of Firstar Corporation serves in a custodial capacity; (g) you make any purchase within 60 days of a redemption of a mutual fund on which you paid an initial sales charge or a contingent deferred sales charge; (h) you are a registered investment adviser that has entered into an agreement with the Distributor to purchase shares for your own account or for discretionary client accounts; (i) you are a spouse, parent or child of an individual who falls within the preceding categories (a) or (d) above; (j) you are a spouse, parent, sibling or child of an individual who falls within the preceding category (c) above; or (k) you make any purchase for your Individual Retirement Account that was opened between February 28, 1997 and January 31, 1998. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

          Shareowner Organizations or Institutions may be paid by the Fund for advertising, distribution or shareowner services. Depending on the terms of the particular account, Shareowner Organizations or Institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareowner Organizations or Institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

          Shares of the Fund for which a redemption order is received in proper form by the transfer agent or Firstar Investment Services, Inc. ("FIS"), before the close of the Exchange (normally 3:00 p.m. Central Time) on a business day will be redeemed as of the determination of net asset value on that day. Orders for a redemption received on a business day after the close of the Exchange or on a non-business day will be priced as of the determination of net asset value on the next day on which shares of the particular Fund are priced. If a shareowner requests that redemption proceeds be paid by federal funds wire, the proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System.

          Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Fund may also suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          The Company's Articles of Incorporation permit the Fund to redeem an account involuntarily, upon sixty days' notice, if redemptions cause the account's net asset value to remain at less than $1,000.

          The Company has filed an election to pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Company is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period.. Any redemption beyond this amount may be made in proceeds other than cash.

          In addition to the situations described in the Fund's Prospectus under "Redemption of Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareowner to make full payment for shares purchased by the shareowner or to collect any charge relating to a transaction effected for the benefit of a shareowner which is applicable to Fund shares as provided in the Prospectus from time to time.

          Exchange Privilege. By use of the exchange privilege, shareowners authorize the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareowner or in some cases, the shareowner's registered representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareowners.

Exchange transactions as described in paragraphs A, B, and C below will be made on the basis of the relative net asset values per share of the funds involved in the transaction.

     A. Retail Shares of any fund purchased with a sales charge may be exchanged without a sales charge for Retail Shares of any other fund offered by the Company with a sales charge.

     B. Shares of any fund offered by the Company acquired by a previous exchange transaction involving Retail Shares on which a sales charge has directly or indirectly been paid (e.g. shares purchased with a sales charge or issued in connection with an exchange involving shares that had been purchased with a sales charge) as well as additional Shares acquired through reinvestment of dividends or distributions on such Shares may be exchanged without a sales charge for Retail Shares of any other fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail Shares and their account number.

     C. Shares of any fund offered by the Company may be exchanged without a sales charge for shares of any other fund of the Company that is offered without a sales charge.

     Except as stated above, a sales charge will be imposed when shares of a fund that were purchased or otherwise acquired without a sales charge are redeemed and the proceeds are used to purchase Retail Shares of another fund of the Company with a sales charge.

     Shares in a fund from which the shareowner is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareowner is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the policies for accepting investments. Exchanges of shares will be available only in states where they may legally be made.

          For federal income tax purposes, share exchanges are treated as sales on which the shareowner may realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Investors exercising the exchange privilege should request and review the prospectus for the shares to be acquired in the exchange prior to making an exchange.

Additional Information Regarding Shareowner Services for Retail Shares
----------------------------------------------------------------------

          The Retail Shares of the Fund offer a Periodic Investment Plan whereby a shareowner may automatically make purchases of shares of the Fund on a regular, monthly basis ($50 minimum per transaction). Under the Periodic Investment Plan, a shareowner's designated bank or other financial institution debits a preauthorized amount on the shareowner's account each month and applies the amount to the purchase of Retail Shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Fund for participation in the Periodic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareowner's account or the shareowner's account has been closed at the time of the automatic transaction.

          The Periodic Investment Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Retail Shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more Retail Shares to be purchased during periods of lower Retail Share prices and fewer Retail Shares to be purchased during periods of higher Retail Share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Retail Shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Retail Shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels.

          The Retail Shares of the Fund permit shareowners to effect ConvertiFundR transactions, an automated method by which a Retail shareowner may invest proceeds from one account to another account of the Retail Shares of the Firstar family of funds. Such proceeds include dividend distributions, capital gain distributions and systematic withdrawals. ConvertiFundR transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.

          The Retail Shares of the Fund offer shareowners a Systematic Withdrawal Plan, which allows a shareowner who owns shares of a Fund worth at least $5,000 at current net asset value at the time the shareowner initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareowner or as otherwise directed at regular intervals. Purchase of additional shares concurrently with withdrawals will be disadvantageous because of the sales charge involved in the additional purchases.

Special Procedures for In-Kind Payments
---------------------------------------

          Payment for shares of the Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Investor Services at 414-287-3710. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.

                             DESCRIPTION OF SHARES

          The Company's Articles of Incorporation authorize the Board of Directors to issue up to 150,000,000,000 full and fractional shares of common stock, $.0001 par value per share, divided into thirty classes (each, a "class" or "fund"). Each class is divided into two series designated as Institutional Series and Series A/Retail Series (each, a "Series") and, in the case of the Fund, consists of the number of shares set forth in the table below:

  Class-Series of       Fund in which Stock            Number of Authorized
    Common Stock        Represents Interest           Shares in Each Series
  ----------------     --------------------          -----------------------

17-Institutional       Balanced Income                        100 Million
17-A/Retail                                                   100 Million


          The Board of Directors has also authorized the issuance of classes 1 through 16 and class 18 common stock representing interests in seventeen other separate investment portfolios which are described in separate prospectuses and statements of additional information. The remaining authorized shares are classified into twelve additional classes representing interests in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.

          In the event of a liquidation or dissolution of the Company or the Fund, shareowners of the Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributed to the operation of a particular series as described in the Fund's Prospectus, shareowners of the Fund are entitled to participate equally in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund that are held by each shareowner.

          Shareowners of the Fund, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by-portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareowners of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the shareowners of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareowners of the Company voting together in the aggregate without regard to particular portfolios. Similarly, on any matter submitted to the vote of shareowners which only pertains to agreements, liabilities or expenses applicable to one series of the Fund (such as the Distribution and Service Plan applicable to Retail Shares) but not the other series of the Fund, only the affected series will be entitled to vote.

          When issued for payment as described in the Fund's Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareowners for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

          The Articles of Incorporation authorize the Board of Directors, without shareowner approval (unless otherwise required by applicable law), to:
(a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareowners of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.

                    ADDITIONAL INFORMATION CONCERNING TAXES

          The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareowners that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareowners, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

          The Fund is treated as a separate tax entity under the Code. Although the Fund expects to qualify as a "regulated investment company" (by satisfying certain income and distribution requirements in accordance with the Code) and to be relieved of all or substantially all federal income taxes, depending upon the extent of the Company's activities in states and localities, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Fund and its shareowners under such laws may differ from their treatment under federal income tax laws.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) with respect to each calendar year. The Fund intends to make sufficient distributions or deemed distributions out of its ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.

          If the Fund qualifies as a regulated investment company under the Code, shareowners, unless otherwise exempt, will pay income or capital gains taxes on amounts distributed (except distributions that are treated as a return of capital) regardless of whether such distributions are paid in cash or reinvested in additional shares.

          Distributions out of the net capital gain, (the excess of net long-term capital gain over net short-term capital loss), if any, of the Fund will be taxed to shareowners as long-term capital gain, regardless of the length of time a shareowner has held his or her shares or whether such gain was reflected in the price paid for the shares. Such long-term capital gain will be 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the capital gain. The Fund will designate the tax status of capital gain distributions in a written notice mailed to shareowners within 60 days after the close of the Fund's taxable year.

          If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareowners). In such event, dividend distributions would be taxable as ordinary income to shareowners to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction in the case of corporate shareowners.

          Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

          The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this SAI; such laws and regulations may be changed by legislative or administrative action.


                           MANAGEMENT OF THE COMPANY

Directors and Officers
----------------------

          The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:

                                              Principal Occupations
                          Position            During Past 5 Years and
Name, Address & Age       with the Company    Other Affiliations
--------------------      ----------------    ---------------------------
Steven R. Parish<F1>      Director, President Executive Vice President of Trust
W290 N3967 Dry Creek Ct.  and Treasurer       and Investments, Firstar
Pewaukee, WI  53072                           Corporation since 1996, Vice
Age: 40                                       President and Portfolio
                                              Manager, FIRMCO 1991-1994;
                                              Director, Firstar Funds, Inc.
                                              since September 1997;
                                              Director, Firstar Trust
                                              Company since April 1996;
                                              Director, Firstar Information
                                              Services Corp., since April 1996;
                                              Director, Firstar Investment
                                              Services since April 1996;
                                              Director, Firstar Insurance
                                              Services, since April
                                              1997; Director, United Way,
                                              since June 1997.

James M. Wade             Chairman of the     Vice President and Chief
2802 Wind Bluff Circle    Board               Financial Officer, Johnson
Wilmington, NC  28409                         Controls, Inc. (a controls
Age: 54                                       manufacturing company)
                                              January 1987-May 1991.

Glen R. Bomberger         Director            Executive Vice President, Chief
One Park Plaza                                Financial Officer and Director,
11270 West Park Place                         A.O. Smith Corporation (a
Milwaukee, WI  53224-3690                     diversified manufacturing
Age: 60                                       company) since January 1987;
                                              Director of companies affiliated
                                              with A.O. Smith Corporation;
                                              Chief Financial Officer, Director
                                              and Vice President, Smith
                                              Investment Company; Officer and
                                              Director of companies affiliated
                                              with Smith Investment Company.

Jerry G. Remmel           Director            Vice President, Treasurer
16650A Lake Circle                            and Chief Financial Officer of
Brookfield, WI  53005                         Wisconsin Energy Corporation
Age: 66                                       1994-1996; Treasurer of Wisconsin
                                              Electric Power Company 1973-1996;
                                              Director of Wisconsin Electric
                                              Power Company 1989-1996; Senior
                                              Vice President, Wisconsin
                                              Electric Power Company 1988 -
                                              1994; Chief Financial Officer,
                                              Wisconsin Electric Power Company
                                              1983-1996; Vice President and
                                              Treasurer, Wisconsin Electric
                                              Power Company, 1983 - 1989.

Richard K. Riederer       Director            President and Chief Executive
400 Three Springs Drive                       Officer of Weirton Steel since
Weirton, WV  26062-4989                       1995; Director of Weirton Steel
Age: 53                                       since 1993; Executive Vice
                                              President and Chief Financial
                                              Officer, Weirton Steel January
                                              1994 - 1995; Vice President of
                                              Finance and Chief Financial
                                              Officer, Weirton Steel January
                                              1989-1994; Member, Board of
                                              Directors of American Iron and
                                              Steel Institute since 1995;
                                              Member, Board of Directors,
                                              National Association of
                                              Manufacturers since 1995; Member,
                                              Board of Directors, WESBANCO
                                              since September 1997.

Charles R. Roy<F1>        Director            Vice President - Finance,
14245 Heatherwood Court                       Chief Financial Officer and
Elm Grove, WI  53122                          Secretary, Rexnord Corporation
Age: 67                                       (an equipment manufacturing
                                              company), 1988 - 1992; Vice
                                              President - Finance and
                                              Administration, Rexnord Inc.,
                                              1982 - 1988; Officer and Director
                                              of several Rexnord subsidiaries
                                              until 1992.

Mary Ellen Stanek         Vice President      President and Chief Operating
777 E. Wisconsin Avenue,                      Officer, FIRMCO since 1994;
Suite 800                                     Director of FIRMCO since 1992
Milwaukee, WI  53202                          and Director Fixed Income
Age: 41                                       Securities of FIRMCO since 1990.


W. Bruce McConnel, III    Secretary           Partner of the law firm of
Philadelphia National                         Drinker Biddle & Reath LLP.
Bank Building
1345 Chestnut Street
Philadelphia, PA  19107
Age: 54

<F1> Messrs. Parish and Roy are considered by the Company to be "interested persons" of the Company as defined in the 1940 Act.

The following chart provides certain information about the Director fees for the year ended October 31, 1997 of the Company's Directors.

                                                                 TOTAL
                                   PENSION OR                 COMPENSATION
                                   RETIREMENT   ESTIMATED         FROM
                     AGGREGATE      BENEFITS      ANNUAL        COMPANY
                   COMPENSATION    ACCRUED AS    BENEFITS       AND FUND
       NAME OF       FROM THE     PART OF THE      UPON     COMPLEX<F1> PAID
   PERSON/POSITION    COMPANY       EXPENSES    RETIREMENT    TO DIRECTORS
   ---------------   ---------    ------------  ----------   -------------
    James M. Wade     $16,875          $0           $0          $16,875
     Chairman of
      the Board

       Glen R.      $13,750<F2>        $0           $0          $13,750
      Bomberger
       Director

       Jerry G.       $13,750          $0           $0          $13,750
        Remmel
       Director

      Richard K.      $13,750          $0           $0          $13,750
       Riederer
       Director

    Charles R. Roy    $13,750          $0           $0          $13,750
       Director

<F1> The "Fund Complex" includes only the Company.
<F2> Includes $13,750 which Mr. Bomberger elected to defer under the Company's deferred compensation plan.


          Each Director receives an annual fee of $10,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,500 per annum for services in such capacity. For the fiscal year ended October 31, 1997, the Directors and Officers received aggregate fees and reimbursed expenses of $74,320. Mr. Parish and Ms. Stanek receive no fees from the Company for their services as President and Vice President, respectively, although FIRMCO, of which Ms. Stanek is President, receives fees from the Company for advisory services. FIRMCO is a wholly owned subsidiary of Firstar Corporation, of which Mr. Parish is Executive Vice President. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of the Fund.

Advisory Services
-----------------

          FIRMCO is the Investment Adviser to the Fund. In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Fund. The Adviser may voluntarily waive advisory fees otherwise payable by the Fund.

          In addition to the compensation stated in the Prospectus, the Adviser is entitled to 4/10ths of the gross income earned by the Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the Securities and Exchange Commission, the Adviser does not intend to receive compensation for such securities lending activity. The Adviser may voluntarily waive advisory fees otherwise payable by the Fund.

          Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

     Banking Laws and Regulations. Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, presently (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent and upon order of a customer. In 1971, the United States Supreme Court held in Investment Company Institute vs. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act"), or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but did not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. FIRMCO and Firstar Trust Company ("Firstar Trust") are subject to such banking laws and regulations.

          FIRMCO and Firstar Trust believe that they may perform the services for the Fund contemplated by their respective agreements with the Company without violation of the Glass-Steagall Act or other applicable banking laws or regulations. These companies further believe that, if the question were properly presented, a court should hold that these companies may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws and or regulations. It should be noted, however, there have been no cases deciding whether banks and their affiliates may perform services comparable to those performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent such companies from continuing to perform such services for the Fund. If the companies were prohibited from continuing to perform advisory, accounting, shareowner servicing and custody services for the Fund, it is expected that the Board of Directors would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory agreement would be subject to shareowner approval.

          Shares of the Fund are not bank deposits, are neither endorsed by, insured by, or guaranteed by, obligations of, nor otherwise supported by the FDIC, the Federal Reserve Board, Firstar Trust or FIRMCO, their affiliates or any other bank, or any other governmental agency. An investment in the Fund involves risks including possible loss of principal.

Administration and Distribution Services
----------------------------------------

          Firstar Trust and B. C. Ziegler and Company ("Ziegler") serve as the
Co-Administrators.   Under the Co-Administration Agreement, the following
administrative services are provided jointly by the Co-Administrators: assist in maintaining office facilities; furnish clerical services and stationery and office supplies; monitor the Company's arrangements with respect to services provided by Shareowner Organizations and Institutions; and generally assist in the Funds' operations. The following administrative services are provided by
Ziegler: review and comment upon the registration statement and amendments thereto prepared by Firstar Trust or counsel to the Company, as requested by Firstar Trust; review and comment upon sales literature and advertising relating to the Company, as requested by Firstar Trust; assist in the administration of the marketing budget; periodically review Blue Sky registration and sales reports for the Fund; attend meetings of the Board of Directors, as requested by the Board of Directors of the Company; and such other services as may be requested in writing and expressly agreed to by Ziegler. The following administrative services are provided by Firstar Trust: compile data for and prepare with respect to the Fund timely Notices to the Securities and Exchange Commission required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports on Form N-SAR; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of Annual and Semi-Annual Reports to Fund shareowners and Registration Statements for the Fund; monitor the Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from the Fund; monitor the Fund's status as a regulated investment company under Subchapter M of the Code; maintain the Fund's fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of the Fund as set forth in the Prospectus, SAI, By-laws and Articles of Incorporation.

          Each of the Co-Administrators has agreed to pay all expenses incurred by it in connection with its administrative activities. Under the Co-Administration Agreement, the Co-Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Co-Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Co-

Administrators in the performance of their respective duties or from their reckless disregard of their duties and obligations under the Agreement.

          The Distributor provides distribution services for the Fund as described in the Fund's Prospectus pursuant to a Distribution Agreement with the Fund under which the Distributor, as agent, sells shares of the Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareowners of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. The Distributor is not entitled to receive fees from the Fund for its distribution services.

Shareowner Organizations
------------------------

          As stated in the Fund's Prospectus, the Fund intends to enter into agreements from time to time with Shareowner Organizations providing for support and/or distribution services to customers of the Shareowner Organizations who are the beneficial owners of Retail Shares of the Fund. Under the agreements, the Fund may pay Shareowner Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Retail Shares beneficially owned by their customers. Support services provided by Shareowner Organizations under their Service Agreements or Distribution and Service Agreements may include:
(i) processing dividend and distribution payments from the Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareowner communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Fund. In addition, Shareowner Organizations, under the Distribution and Service Plan, may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Retail Shares. All fees paid under these agreements are borne exclusively by the Fund's Retail Shares.

          The Fund's arrangements with Shareowner Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Directors. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Retail Shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Fund's arrangements with Shareowner Organizations and the purposes for which the expenditures were made. In addition, the Fund's arrangements with Shareowner Organizations must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Funds (as defined in the 1940 Act) and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

          The Fund believes that there is a reasonable likelihood that its arrangements with Shareowner Organizations will benefit the holders of Retail Shares as a way of allowing Shareowner Organizations to participate with the Fund in the provision of support and distribution services to customers of the Shareowner Organization who own Retail Shares. Any material amendment to the arrangements with Shareowner Organizations under the agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to the Fund must be approved by the holders of a majority of the outstanding Retail Shares of the
Fund.   So long as the Plans are in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such Disinterested Directors.

            CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

          Firstar Trust serves as custodian of all the Fund's assets. Under the Custody Agreement, Firstar Trust has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareowners, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning the Fund's operations. Firstar Trust may, at its own expense, open and maintain a custody account or accounts on behalf of the Fund with other banks or trust companies, provided that Firstar Trust shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Trust is entitled to receive a fee, payable monthly, based on the annual rate of $0.20 per $1,000 of the market value of the Fund's first $2 billion of assets, $0.15 per $1,000 of the market value of the Fund's next $2 billion of assets, and $0.10 per $1,000 of the balance of such assets. In addition, Firstar Trust, as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.

          Firstar Trust also serves as transfer agent and dividend disbursing agent for the Fund under a Shareowner Servicing Agent Agreement. As transfer agent and dividend disbursing agent, Firstar Trust has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareowners of the Fund, (iii) respond to correspondence by Fund shareowners and others relating to its duties, (iv) maintain shareowner accounts, and (v) make periodic reports to the Fund. For its transfer agency and dividend disbursing services for the Fund, Firstar Trust is entitled to receive fees at the rate of $15.00 per shareowner account with an annual minimum of $24,000 per portfolio, plus certain other transaction charges and reimbursement for expenses.

          In addition, the Fund has entered into a Fund Accounting Servicing Agreement with Firstar Trust pursuant to which Firstar Trust has agreed to maintain the financial accounts and records of the Fund in compliance with the 1940 Act and to provide other accounting services to the Fund. For its accounting services, Firstar Trust is entitled to receive fees, payable monthly,
at the following annual rates of the market value of the Fund's assets:   --
$27,500 on the first $40 million, 1.25/100th of 1% on the next $200 million, and 6.25/1000ths of 1% on the balance, plus out-of-pocket expenses, including pricing expenses.

                            INDEPENDENT ACCOUNTANTS

          Price Waterhouse LLP, independent accountants, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin, 53202, serve as auditors for the Company.

                                    COUNSEL

          Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, serve as counsel to the Company and will pass upon the legality of the shares offered by the Fund's Prospectus.

                            PERFORMANCE CALCULATIONS

          From time to time, total return data for Retail or Institutional Shares of the Fund may be quoted in advertisements or in communications to shareowners. The total return of the Fund's Retail or Institutional Shares will be calculated on an average annual (compound) total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Retail or Institutional Shares of the Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period.


Total Return Calculations.
-------------------------

            The Fund computes "average annual total return" separately for its Retail and Institutional Shares by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                         ERV    1/n
                  T = [(-----) - 1]
                          P

            Where:       T =        average annual total return.

                         ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                         P =        hypothetical initial payment of $1,000.

                         n = period covered by the computation, expressed in terms of years.

          The Fund computes its aggregate total returns separately for Retail and Institutional Shares, by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. The formula for calculating aggregate total return is as follows:

                         ERV
                  T = [(-----) - 1]
                          P

          The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Fund's average annual total return and aggregate total return reflect the deduction of the maximum front-end sales charge of 4% in connection with the purchase of Retail Shares. The Fund may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales charge will, of course, be higher than quotations that do reflect the sales charge.

          The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distribution had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareowners may summarize the substance of information contained in shareowner reports (including the investment composition of the Fund), as well as the views of the Adviser as to market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, treasury bills and shares of the Fund. In addition, advertisement or shareowner communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other materials which highlight or summarize the information discussed in more detail therein.

          The total return of the Fund's Retail and Institutional Shares may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of the Fund's Retail and Institutional Shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the total return of the Fund's Retail and Institutional Shares may be compared to the S&P 500 Index; the S&P MidCap 400 Index; the S&P SmallCap 600 Index; the NASDAQ Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Quotation System; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; the Wilshire Top 750 Index, an index of all domestic equity issues which are traded over the national exchanges (consists of approximately 5,000 issues); the Value Line Composite Index, an unmanaged index of nearly 1,700 stocks reviewed in Ratings & Reports; Lehman Brothers Intermediate Government/Corporate Bond Index; and the Consumer Price Index. Total return data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal, Mutual Funds Magazine, Kilpinger's Personal Finance and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Fund.

      Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund's Retail and Institutional Shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for the Fund cannot necessarily be used to compare an investment in the Fund's Retail and Institutional Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Shareowner Organizations directly to their customer accounts in connection with investments in the Fund will not be included in the Fund's calculations of total return and will reduce the total return received by the accounts.


                                 MISCELLANEOUS

          As used in this SAI and in the Fund's Prospectus, a majority of the outstanding shares of the Fund or portfolio means, with respect to the approval of an investment advisory agreement or a charge in a fundamental investment policy, the lesser of (1) 67% of the shares of the Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund or portfolio.

          As of December 31, 1997, the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Trust Company, P.O. Box 2054, Milwaukee, Wisconsin 53201, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares: Money Market Fund (10%); Institutional Money Market Fund (91%); Tax-Exempt Money Market Fund (61%); U.S. Treasury Money Market Fund (44%); U.S. Government Money Market Fund (66%); Growth and Income Fund (67%); Short-Term Bond Market Fund (56%); Special Growth Fund (73%); Emerging Growth Fund (87%), Bond IMMDEXTM Fund (79%); Equity Index Fund (76%); Balanced Growth Fund (76%); Intermediate Bond Market Fund (81%); Growth Fund (83%); Tax-Exempt Intermediate Bond Fund (63%); International Equity Fund (88%); and MicroCap Fund (81%). At such date, no other person was known by the Company to hold of record or beneficially 5% or more of the outstanding shares of any investment portfolio of the Company.



                                   APPENDIX A


Commercial Paper Ratings
------------------------

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper.

      "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

      "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

      "A-3" - Issue has an adequate capacity for timely payment. It is however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

      "B"- Issue has only a speculative capacity for timely payment.

      "C" - Issue has a doubtful capacity for payment.

      "D" - Issue is in payment default.

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuer does not fall within any of the Prime rating categories.

      The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D- 1," "D- 2" and "D- 3." Duff & Phelps employs three designations, "D- 1+," " D- 1" and "D- 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

      "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      "D-2" - Debt possesses good certainty for timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

      Fitch IBCA short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

      "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      "F-1" - Securities possess highest credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

      "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

      "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

      "B" - Securities are speculative. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

      "C" - Default is a real possibility for these securities. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.


      Fitch IBCA may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

      Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

      "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

      "TBW-2" - This designation indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

      "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

      "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings


      The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

      "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

      "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

      "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

      "BB," "B," "CCC," "CC," and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      "CI" - This rating is reserved for income bonds on which no interest is being paid.

      "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. Rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.



      PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

      Con. (--) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes the probable credit stature upon completion of construction or elimination of basis of condition.

      (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The ratings may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

      The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

      "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      "AA" - Debt is considered of high quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

      "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

      "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

      To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

      The following summarizes the highest four ratings used by Fitch IBCA for corporate and municipal bonds:

      "AAA" - bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

      "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      "BBB" - Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


      To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


      Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long-term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

      "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

      "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

      "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

      "D" - this designation indicates that the long-term debt is in default.

      PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings
----------------------

      A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Rating Group for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

      "MIG-1" / "VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" / "VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

      "MIG-3" / "VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "MIG-4" / "VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

      "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


Duff & Phelps and Fitch IBCA use the short-term ratings described under commercial Paper Ratings for Municipal notes.


                                   APPENDIX B

             ADDITIONAL INFORMATION CONCERNING FUTURES AND RELATED
                                    OPTIONS


      As stated in the Prospectuses, certain of the Funds may enter into futures contracts and options for hedging or other purposes. Such transactions are described in this Appendix.

I.   Interest Rate Futures Contracts
     -------------------------------

      Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

      A Fund presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

      Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

      Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

      Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

      A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

      Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund's portfolio tends to move in concert with the futures market prices of long-term U.S. Treasury bonds ("Treasury bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

      In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

      The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

      If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

      Examples of Futures Contract Purchase. A Fund might engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investment in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the fund may purchase.

      For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund could, for example, assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

      The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

      If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

      In each transaction, expenses would also be incurred.

II.  Index Futures Contracts.
     ------------------------

      A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

      A Fund may sell index futures contracts as set forth in the Prospectuses. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase index futures contracts. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

      In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

      The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                 ANTICIPATORY PURCHASE HEDGE:  Buy the Future Hedge
                  Objective:  Protect Against Increasing Price

               Portfolio                                     Futures
               ----------                                    --------

                             -Day Hedge is Placed-

     Anticipate Buying $62,500                    Buying 1 Index Futures at 125

          Equity Portfolio                                Value of Futures=
                                                           $62,500/Contract

                             -Day Hedge is Lifted-

     Buy Equity Portfolio with                     Sell 1 Index Futures at 130
       Actual Cost = $65,000                             Value of Futures =
                                                         $65,000/Contract

Increase in Purchase Price = $2,500                  Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

             Portfolio                                       Futures
             ----------                                      --------
                             -Day Hedge is Placed-

   Anticipate Selling $1,000,000                   Sell 16 Index Futures at 125
          Equity Portfolio                        Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

       Equity Portfolio - Own                      Buy 16 Index Futures at 120
    Stock with Value = $960,000                    Value of Futures = $960,000
 Loss in Portfolio Value = $40,000                  Gain on Futures = $40,000


If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

             Portfolio                                       Futures
             ----------                                      --------
                             -Day Hedge is Placed-

     Anticipate Buying $62,500                    Buying 1 Index Futures at 125


          Equity Portfolio                              Value of Futures=
                                                        $62,500/Contract


             Portfolio                                       Futures

                             -Day Hedge is Lifted-

     Buy Equity Portfolio with                     Sell 1 Index Futures at 120
       Actual Cost - $60,000                             Value of Futures =
                                                          $60,000/Contract
Decrease in Purchase Price = $2,500                  Loss on Futures = $2,500


                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

             Portfolio                                       Futures
             ----------                                     ---------

                             -Day Hedge is Placed-

   Anticipate Selling $1,000,000                   Sell 16 Index Futures at 125
          Equity Portfolio                        Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

       Equity Portfolio - Own                      Buy 16 Index Futures at 130
   Stock with Value = $1,040,000                  Value of Futures = $1,040,000
 Gain in Portfolio Value = $40,000                  Loss on Futures = $40,000


III. Futures Contracts on Foreign Currencies
     ---------------------------------------

     A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by the International Equity Fund to hedge against exposure to flucuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments.
     ----------------

      Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, in accordance with the terms of the exchange on which such futures contract is traded, the Fund may be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser and, where applicable, the Sub-Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.   Risks of Transactions in Futures Contracts.
     ------------------------------------------

      There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

      Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser and, where applicable, Sub-Adviser may still not result in a successful hedging transaction over a short time frame.

      Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract and thus provide an offset on a futures contract.

      Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Successful use of futures by a Fund is also subject to the Adviser's or, where applicable, the Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts.
     ----------------------------

      A Fund may purchase options on the futures contracts described above and, if permitted by its investment objective and policies, may also write options on futures contracts. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or write call options on futures contracts rather than sell futures contracts.

      Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

VII. Accounting and Tax Treatment.
     ----------------------------

      Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

      Generally, futures contracts held by a Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses from such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect either
 (1) to offset gains or losses from positions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of net annual gain in an account may be treated as long-term and no more than 40% of net annual loss in an account may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

      Certain foreign currency contracts entered into by a Fund may be subject to the "marking to market" process, but gain or loss will be treated as 100% ordinary income or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of, or settlement by reference to the value of, a foreign currency of a type in which regulated futures contracts are traded; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Additional Statement, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

      Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply.
 The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. The Fund may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the Fund and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "Section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is possible that some of the non-U.S. dollar denominated investments a Fund may make will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investment other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

      Qualification as a regulated investment company under the Code requires that a Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investment in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investment in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.




                              FIRSTAR FUNDS, INC.
                      Statement of Additional Information
                           for the Money Market Fund
                        Institutional Money Market Fund
                        U.S. Treasury Money Market Fund
                       U.S. Government Money Market Fund
                          Tax-Exempt Money Market Fund
                  February 1, 1998 (revised as June 19, 1998)

                               TABLE OF CONTENTS
                                                                      Page

Firstar Funds, Inc..................................................     2
Investment Objectives and Policies..................................     2
Additional Information on Portfolio Instruments.....................     4
Net Asset Value.....................................................    12
Additional Purchase and Redemption Information......................    13
Additional Information Regarding Shareowner Services for
    the U.S. Government     Money Market, U.S. Treasury Money
    Market,Money Market and Tax-Exempt Money Market Funds...........    15
Description of Shares...............................................    16
Additional Information Concerning Taxes.............................    18
Management of the Company...........................................    20
Custodian, Transfer Agent, Disbursing Agent and
     Accounting Services Agent......................................    29
Expenses............................................................    30
Independent Accountants.............................................    30
Counsel.............................................................    30
Yield and Other Performance Information.............................    30
Miscellaneous.......................................................    32
Appendix A..........................................................   A-1

This Statement of Additional Information ("SAI") is meant to be read in conjunction with Firstar Funds, Inc.' s prospectuses ("Prospectuses") dated February 1, 1998 for the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund (collectively referred to as the "Funds"), and is incorporated by reference in its entirety into the Prospectuses. Because this SAI is not itself a prospectus, no investment in shares of these Funds should be made solely upon the information contained herein. Copies of the Prospectuses for the Funds may be obtained by writing Firstar Funds Center at 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011 or by calling 1-800-982-8909 or 414-287-3710 (Milwaukee area). Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NEITHER ENDORSED BY, INSURED BY, GUARANTEED BY, OBLIGATIONS OF, NOR OTHERWISE SUPPORTED BY THE FDIC, THE FEDERAL RESERVE BOARD, FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC, FIRSTAR TRUST COMPANY, FIRSTAR CORPORATION, ITS AFFILIATES OR ANY OTHER BANK, OR OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                              FIRSTAR FUNDS, INC.

Firstar Funds, Inc. (the "Company") is a Wisconsin corporation which was incorporated on February 15, 1988 as a management investment company. The Company, formerly known as Portico Funds, Inc., changed its name effective
February 1, 1998.   The Company is authorized to issue separate classes of
shares of Common Stock representing interests in separate investment portfolios. This SAI pertains to five diversified portfolios, the Money Market Fund, Insti-tutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund. The Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund commenced operations on March 16, 1988, April 26, 1991, April 29, 1991, August 1, 1988 and June 27, 1988, respectively. The Company also offers other investment portfolios which are described in separate prospectuses and statements of additional information. For information concerning these other portfolios, contact the Firstar Funds Center at 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011 or by calling 1-800-982-8909 or 414-287-3710
(Milwaukee area).



                       INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Money Market Fund, the Institutional Money Market Fund and the U.S. Government Money Market Fund is to seek a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value; the investment objective of the U.S. Treasury Money Market Fund is to seek to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value; and the investment objective of the Tax-Exempt Money Market Fund is to seek a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. There is no assurance, however, that the Funds' investment objectives will be attained. The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectuses.


Portfolio Transactions
----------------------

Subject to the general supervision of the Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.

Securities purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be in the Funds' interests.

The Funds do not intend to seek profits from short-term trading. Because the Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the Funds' net investment income. For regulatory purposes, the Fund's annual portfolio turnover rates are expected to be zero.

The Advisory Agreement between the Company and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Adviser to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds.
Such brokerage and re-search services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Funds. The Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, the Distributor or an affiliated person of either of them (as such term is defined in the 1940 Act) acting as principal.
In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or the Adviser, or an affiliated person of either of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.


                ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

Ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Board of Directors or the Adviser, pursuant to guidelines adopted by the Board, will, in accordance with Rule 2a-7 under the 1940 Act, consider such an event in determining whether the Fund involved should continue to hold the security. In addition, it is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

Variable and Floating Rate Instruments. With respect to the variable and floating rate instruments that may be acquired by the Money Market, Tax-Exempt Money Market and Institutional Money Market Funds as described in the Prospectuses, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Variable U.S. Government obligations held by a Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

The variable and floating rate demand instruments that the Tax-Exempt Money Market Fund may purchase include participations in Municipal Obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

U.S. Government Obligations. Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

Stripped U.S. Government Obligations and Government-Backed Trusts. The Money Market Fund, U.S. Government Money Market Fund and Institutional Money Market Fund may acquire U.S. government obligations and their unmatured interest coupons which have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRs")
and Certificate of Accrual on Treasury Securities ("CATs").   The stripped
coupons are sold separately from the underlying principal, which is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped securities acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury Department sells itself. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities, such as the Funds, most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax and security purposes. The SEC staff believes that participations in CATs and TIGRs and other similar trusts are not U.S. government securities.

The Treasury Department has also facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

The Money Market Fund, U.S. Government Money Market Fund and Institutional Money Market Fund may also invest in certificates issued by government-backed trusts. Such certificates represent an undivided fractional interest in the respective government-backed trust's assets. The assets of each government-backed trust consist of (i) a promissory note issued by a foreign government (the "Note"),
(ii) a guaranty by the U.S. Government, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all principal and interest due on such Note and (iii) a beneficial interest in a government securities trust holding U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury sufficient to provide the Trust with funds in an amount equal to at least 10% of all principal and interest payments due on the Note. No more than 35% of the value of a Fund's total assets will be invested in stripped securities not purchased through the Federal Reserve's STRIPS program and government-backed trusts.

Investment Companies. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

Repurchase Agreements. Each Fund (except the Tax-Exempt Money Market Fund) may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in less than one year.

The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which a Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase.

Securities Lending. To increase return on portfolio securities, the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards of the Fund or any combination thereof. Such loans will not be made, if, as a result, the aggregate of all outstanding loans of the Fund exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.

Other Investment Considerations - Tax-Exempt Money Market Fund.
--------------------------------------------------------------

Municipal Obligations which may be acquired by the Tax-Exempt Money Market Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

The two principal classifications of Municipal Obligations which may be held by the Tax-Exempt Money Market Fund are General Obligation securities and Revenue securities. The Fund may also acquire Moral Obligation securities.

There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most securities purchased by the Tax-Exempt Money Market Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal Obligations may be materially adversely affected by litigation or other conditions.

Certain of the Municipal Obligations held by the Tax-Exempt Money Market Fund may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Tax-Exempt Money Market Fund may, from time to time, invest more than 25% of its assets in Municipal Obligations covered by insurance policies.

Municipal Obligations acquired by the Tax-Exempt Money Market Fund may include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in bonds and other types of tax-exempt instruments provided they have remaining maturities of thirteen months or less at the time of purchase.

Certain types of Municipal Obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Company cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on Municipal Obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Obligations for investment by the Tax-Exempt Money Market Fund and the liquidity and value of the Fund's portfolio. In such an event, the Company would reevaluate the Fund's investment objective and policies and consider possible changes in its structure or possible dissolution.

When-Issued Purchases and Forward Commitments. When the Tax-Exempt Money Market Fund agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid high-grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments and commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

The Tax-Exempt Money Market Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

When the Tax-Exempt Money Market Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Tax-Exempt Money Market Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Stand-By Commitments. The Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer or bank agrees to purchase at the Fund's option specified Municipal Obligations at a specified price. Stand-by commitments may be exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A "stand-by commitment" may be sold, transferred or assigned by the Fund only with the instrument involved.

The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund has paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized loss for the period during which the commitment was held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires. The total amount paid in either manner for outstanding stand-by commitments held by the Fund will not exceed 1/2 of 1% of the value of its total assets calcu-lated immediately after each stand-by commitment is acquired.

The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks. The Fund's reliances upon the credit of those dealers, banks and broker/dealers is secured by the value of the underlying Municipal Obligations that are subject to a commitment.

The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the ordinary method of valuation employed by the Fund. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value where the Fund paid any consideration directly or indirectly for a stand-by commitment; its cost would be reflected as unrealized depreciation for the period in which the commitment was held by the Fund.

During the current fiscal year, the Adviser expects that not more than 5% of the net assets of the Tax-Exempt Money Market Fund will be invested at any time in a particular class of taxable obligations described in the Prospectuses.


Additional Investment Limitations
---------------------------------

Each Fund is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

No Fund may:

1. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

2.   Purchase securities of companies for the purpose of exercising control.

3. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, indices of securities, futures contracts and options on futures contracts.

7. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices described in this SAI or in its Prospectus are not deemed to be pledged for purposes of this limitation.

8. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

9. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

In addition, as summarized in the Prospectuses, no Fund may:

10. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. government securities")) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets. In accordance with current SEC regulations, the Money Market Fund and Institu-tional Money Market Fund intend (as a matter of nonfundamental policy) to limit investments in the securities of any single issuer (other than U.S. government securities, certain fully collateralized repurchase agreements, securities with certain guarantees and, under certain circumstances, securities of certain money market funds) to not more than 5% of the Fund's total assets, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. Compliance with the diversification requirements of SEC Rule 2a-7 will be deemed to be compliance with the fundamental diversification restriction above.

11. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that, (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (ii) instruments issued by domestic branches of U.S. banks; and (iii) repurchase agreements secured by the instruments described in clauses (i) and (ii); (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

Although the foregoing investment limitations would permit the Funds to invest in options, futures contracts and options on future contracts, the Funds, during the current fiscal year, do not intend to trade in such instruments. Prior to making any such investments, the Funds would notify their shareowners and add appropriate descriptions concerning the instruments to the Prospectuses and this SAI.

                                NET ASSET VALUE

The net asset value per share of each Fund described in this SAI is calculated separately by adding the value of all portfolio securities and other assets belonging to the particular Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of that Fund. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. Assets belonging to a particular Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative net asset values of all of the Company's investment portfolios at the time of allocation. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

The Company uses the amortized cost method of valuation to value each Fund's portfolio securities, pursuant to which an instrument is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The market value of portfolio securities held by a Fund can be expected to vary inversely with changes in prevailing interest rates.

Each Fund attempts to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share. In this regard, except for securities subject to repurchase agreements, each Fund will neither purchase a security deemed to have a remaining maturity of more than thirteen months within the meaning of the 1940 Act nor maintain a dollar-weighted average maturity which exceeds 90 days. The Board of Directors has also established procedures that are intended to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Directors deem appropriate, of the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of each Fund described in this SAI are sold without a sales charge imposed by the Company, although Shareowner Organizations or Institutions may be paid by the Company for advertising, distribution, or shareowner services. Depending on the terms of the particular account, Shareowner Organizations or Institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareowner Organizations or Institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

Investors redeeming shares by check generally will be subject to the same rules and regulations that the transfer agent applies to checking accounts, although the election of this privilege creates only a shareowner-transfer agent relationship with the transfer agent. Because dividends on each Fund accrue daily, checks may not be used to close an account, as a small balance is likely to result.

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

The Company's Articles of Incorporation permit a Fund to redeem an account involuntarily, upon sixty days' notice, if redemptions cause the account's net asset value to remain at less than $1000.

The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Company is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

In addition to the situations described in the Funds' Prospectuses under "Redemption of Shares" and in the SAI under "Net Asset Value," the Company may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareowner to make full payment for shares purchased by the shareowner or to collect any charge relating to a transaction effected for the benefit of a shareowner which is applicable to Fund shares as provided in the Prospectuses from time to time.

Exchange Privilege
------------------
(Not Available for Shares of the Institutional Money Market Fund)
-----------------------------------------------------------------

By use of the exchange privilege, shareowners of the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund authorize the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareowner or in some cases, the shareowner's registered representative or account representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareowners.

Exchange transactions involving shares of the Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund or Tax-Exempt Money Market Fund and described in paragraphs A, B and C below will be made on the basis of the relative net asset values per share of the funds involved in the transactions.

  A. Retail Shares of any Equity or Bond Fund purchased with a sales charge may be exchanged without a sales charge for Retail Shares of any other Equity or Bond Fund offered by the Company with a sales charge.

  B. Shares of any Equity or Bond Fund offered by the Company acquired by a previous exchange transaction involving Retail Shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection with an exchange involving shares that had been purchased with a sales charge) as well as additional Shares acquired through reinvestment of dividends or distributions on such Shares may be exchanged without a sales charge for Retail Shares of any other fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail Shares and their account number.

  C. Shares of any fund offered by the Company (including shares of each money market fund offered by the Company except the Institutional Money Market
  Fund) may be exchanged without a sales charge for shares of any other fund of the Company that is offered without a sales charge (including shares of each money market fund offered by the Company except the Institutional Money Market Fund).

Except as stated above, a sales charge will be imposed when shares of a Fund that were purchased or otherwise acquired without a sales charge (including shares of each money market fund offered by the Company except the Institutional Money Market Fund) are redeemed and the proceeds are used to purchase Retail Shares of another fund of the Company with a sales charge.

Shares in a Fund from which the shareowner is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareowner is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the policies for accepting investments. Exchanges of Shares will be available only in states where they may legally be made.

For federal income tax purposes, share exchanges are treated as sales on which the shareowner may realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Investors exercising the exchange privilege should request and review the prospectus for the shares to be acquired in the exchange prior to making an exchange.


Special Procedures for In-Kind Payments
---------------------------------------

Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment, contact the Firstar Funds Center at 414-287-3710. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receives satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.


                                   ADDITIONAL
             INFORMATION REGARDING SHAREOWNER SERVICES FOR THE U.S. GOVERNMENT MONEY MARKET, U.S. TREASURY MONEY MARKET, MONEY MARKET AND
                         TAX-EXEMPT MONEY MARKET FUNDS


Periodic Investment Plan
------------------------

The Funds offer a Periodic Investment Plan whereby a shareowner may automatically make purchases of shares of a Fund on a regular, monthly basis ($50 minimum per transaction). Under the Periodic Investment Plan, a shareowner's designated bank or other financial institution debits a preauthorized amount on the shareowner's account each month and applies the amount to the purchase of Fund shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by a Fund for participation in the Periodic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareowner's account or the shareowner's account has been closed at the time of the automatic transaction.

ConvertiFundR Transactions
--------------------------

The Funds permit shareowners to effect ConvertiFundR transactions, an automated method by which a shareowner may invest proceeds from one account to another account of the Firstar family of funds. Such proceeds include dividend distributions, capital gain distributions and systematic withdrawals.
ConvertiFundR   transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.
Investments in the non-money market funds will be subject to the applicable sales charges.

Systematic Withdrawal Plan
--------------------------

The Funds offer shareowners a Systematic Withdrawal Plan, which allows a shareowner who owns shares of a Fund worth at least $5,000 at current net asset value at the time the shareowner initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareowner or as otherwise directed at regular intervals.


                             DESCRIPTION OF SHARES

The Company's Articles of Incorporation authorize the Board of Directors to issue up to 150 billion full and fractional shares of common stock, $.0001 par value per share that shall be divided into thirty classes (each a designated "class" or "fund"). Each class is further divided into two series, Institutional Series and Series A/Retail Series (each, a "Series") and, with respect to the Funds, consists of shares set forth next to its name in the table below:

  Class-Series of       Fund in which Stock            Number of Authorized
    Common Stock        Represents Interest           Shares in Each Series
  ----------------     --------------------          -----------------------

1-Institutional        Money Market                           5 billion
1-A                                                           5 billion
2-Institutional        Tax Exempt Money Market                5 billion
2-A                                                           5 billion
3-Institutional        U.S. Government Money Market           5 billion
3-A                                                           5 billion
4-Institutional        Institutional Money Market             5 billion
4-A                                                           5 billion
5-Institutional        U.S. Treasury Money Market             5 billion
5-A                                                           5 billion


Currently, only Series A Shares of the Money Market Funds have been offered by the Company. The Board of Directors has also authorized the issuance of classes 6 through 18 common stock representing interests in thirteen other separate investment portfolios which are described in separate prospectuses and statements of additional information. The remaining authorized shares have been classified by the Board into twelve additional classes representing interests in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.

In the event of a liquidation or dissolution of the Company or an individual Fund, shareowners of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributable to the operation of a particular series, shareowners of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareowner.

Shareowners of the Funds, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by-portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareowners of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effect-ively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareowners of the Company voting together in the aggregate without regard to particular portfolios.

When issued for payment as described in the Funds' Prospectuses and this SAI, shares of the Funds will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareowners for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

The Articles of Incorporation authorize the Board of Directors, without shareowner approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareowners of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.


                    ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareowners that are not described in the Funds' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareowners, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

Tax-Exempt Money Market Fund
----------------------------

As described above and in the Prospectuses, the Tax-Exempt Money Market Fund is designed to provide investors with current tax-exempt interest income. This Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund may not be suitable for tax-exempt institutions, or for retirement plans qualified under
Section 401 of the Internal Revenue Code of 1986 (the "Code"), H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareowners.

The percentage of total dividends paid by the Tax-Exempt Money Market Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareowners receiving dividends for such year. In order for this Fund to pay exempt-interest dividends during any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund's portfolio must consist of tax-exempt obligations. Within 60 days of the close of its taxable year, the Fund will notify shareowners of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

Interest on indebtedness incurred by a shareowner to purchase or carry shares of the Tax-Exempt Money Market Fund generally is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareowner's taxable year. If a shareowner holds shares of the Tax-Exempt Money Market Fund for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of their net tax-exempt interest. No such regulations had been issued as of the date of this SAI.

All Funds
---------

Each Fund is treated as a separate tax entity under the Code. Although each Fund expects to qualify as a "regulated investment company" (by satisfying certain distribution and income requirements in accordance with the Code) and to be relieved of all or substantially all federal income taxes, depending upon the extent of the Company's activities in states and localities, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareowners under such laws may differ from their treatment under federal income tax laws.

Investment company taxable income earned by the Money Market Fund, the Institutional Money Market Fund, the U.S. Treasury Money Market Fund, the U.S. Government Money Market Fund or the Tax-Exempt Money Market Fund will be distributed by the Funds to their shareowners, and will be taxable to shareowners as ordinary income whether paid in cash or additional shares. In general, investment company taxable income will be a Fund's taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

Similarly, while the Funds do not expect to realize long-term capital gains, any net realized long-term capital gains will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains and the distributions (whether paid in cash or additional shares) will be taxable to shareowners as mid-term or other long-term capital gains, regardless of how long a shareowner has held Fund shares. Such long-term capital gain will be 20% or 28% rate gain, depending upon the Fund's holding period for the assets the sale of which generated the capital gain. The tax status of such distributions will be designated in a written notice mailed by the Company to shareowners after the close of the Company's taxable year.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) with respect to each calendar year. The Funds intend to make sufficient distributions or deemed distributions out of their ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareowners). In such event, dividend distributions (including amounts derived from interest on Municipal Obligations) would be taxable as ordinary income to shareowners to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction in the case of corporate shareowners.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this SAI; such laws and regulations may be changed by legislative or administrative action.

                           MANAGEMENT OF THE COMPANY

Directors and Officers
----------------------

            The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:

                                              Principal Occupations
                          Position            During Past 5 Years and
Name, Address & Age       with the Company    Other Affiliations
--------------------      ----------------    ---------------------------
Steven R. Parish<F1>      Director, President Executive Vice President of Trust
W290 N3967 Dry Creek Ct.  and Treasurer       and Investments, Firstar
Pewaukee, WI  53072                           Corporation since 1996, Vice
Age: 40                                       President and Portfolio
                                              Manager, FIRMCO 1991-1994;
                                              Director, Firstar Funds, Inc.
                                              since September 1997;
                                              Director, Firstar Trust
                                              Company since April 1996;
                                              Director, Firstar Information
                                              Services Corp., since April 1996;
                                              Director, Firstar Investment
                                              Services since April 1996;
                                              Director, Firstar Insurance
                                              Services, since April
                                              1997; Director, United Way,
                                              since June 1997.

James M. Wade             Chairman of the     Vice President and Chief
2802 Wind Bluff Circle    Board               Financial Officer, Johnson
Wilmington, NC  28409                         Controls, Inc. (a controls
Age: 54                                       manufacturing company)
                                              January 1987-May 1991.

Glen R. Bomberger         Director            Executive Vice President, Chief
One Park Plaza                                Financial Officer and Director,
11270 West Park Place                         A.O. Smith Corporation (a
Milwaukee, WI  53224-3690                     diversified manufacturing
Age: 60                                       company) since January 1987;
                                              Director of companies affiliated
                                              with A.O. Smith Corporation;
                                              Chief Financial Officer, Director
                                              and Vice President, Smith
                                              Investment Company; Officer and
                                              Director of companies affiliated
                                              with Smith Investment Company.

Jerry G. Remmel           Director            Vice President, Treasurer
16650A Lake Circle                            and Chief Financial Officer of
Brookfield, WI  53005                         Wisconsin Energy Corporation
Age: 66                                       1994-1996; Treasurer of Wisconsin
                                              Electric Power Company 1973-1996;
                                              Director of Wisconsin Electric
                                              Power Company 1989-1996; Senior
                                              Vice President, Wisconsin
                                              Electric Power Company 1988 -
                                              1994; Chief Financial Officer,
                                              Wisconsin Electric Power Company
                                              1983-1996; Vice President and
                                              Treasurer, Wisconsin Electric
                                              Power Company, 1983 - 1989.

Richard K. Riederer       Director            President and Chief Executive
400 Three Springs Drive                       Officer of Weirton Steel since
Weirton, WV  26062-4989                       1995; Director of Weirton Steel
Age: 53                                       since 1993; Executive Vice
                                              President and Chief Financial
                                              Officer, Weirton Steel January
                                              1994 - 1995; Vice President of
                                              Finance and Chief Financial
                                              Officer, Weirton Steel January
                                              1989-1994; Member, Board of
                                              Directors of American Iron and
                                              Steel Institute since 1995;
                                              Member, Board of Directors,
                                              National Association of
                                              Manufacturers since 1995; Member,
                                              Board of Directors, WESBANCO
                                              since September 1997.

Charles R. Roy<F1>        Director            Vice President - Finance,
14245 Heatherwood Court                       Chief Financial Officer and
Elm Grove, WI  53122                          Secretary, Rexnord Corporation
Age: 67                                       (an equipment manufacturing
                                              company), 1988 - 1992; Vice
                                              President - Finance and
                                              Administration, Rexnord Inc.,
                                              1982 - 1988; Officer and Director
                                              of several Rexnord subsidiaries
                                              until 1992.

Mary Ellen Stanek         Vice President      President and Chief Operating
777 E. Wisconsin Avenue,                      Officer, FIRMCO since 1994;
Suite 800                                     Director of FIRMCO since 1992
Milwaukee, WI  53202                          and Director Fixed Income
Age: 41                                       Securities of FIRMCO since 1990.


W. Bruce McConnel, III    Secretary           Partner of the law firm of
Philadelphia National                         Drinker Biddle & Reath LLP.
Bank Building
1345 Chestnut Street
Philadelphia, PA  19107
Age: 54



<F1> Messrs. Parish and Roy are considered by the Company to be "interested persons" of the Company as defined in the 1940 Act.

The following chart provides certain information about the Director fees for the year ended October 31, 1997 of the Company's Directors.

                                                                 TOTAL
                                   PENSION OR                 COMPENSATION
                                   RETIREMENT   ESTIMATED         FROM
                     AGGREGATE      BENEFITS      ANNUAL        COMPANY
                   COMPENSATION    ACCRUED AS    BENEFITS       AND FUND
       NAME OF       FROM THE     PART OF THE      UPON     COMPLEX<F1> PAID
   PERSON/POSITION    COMPANY       EXPENSES    RETIREMENT    TO DIRECTORS
   ---------------   ---------    ------------  ----------   -------------
    James M. Wade     $16,875          $0           $0          $16,875
     Chairman of
      the Board

       Glen R.      $13,750<F2>        $0           $0          $13,750
      Bomberger
       Director

       Jerry G.       $13,750          $0           $0          $13,750
        Remmel
       Director

      Richard K.      $13,750          $0           $0          $13,750
       Riederer
       Director

    Charles R. Roy    $13,750          $0           $0          $13,750
       Director

<F1> The "Fund Complex" includes only the Company.
<F2> Includes $13,750 which Mr. Bomberger elected to defer under the Company's deferred compensation plan.

          Each Director receives an annual fee of $10,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,500 per annum for services in such capacity. For the fiscal year ended October 31, 1997, the Directors and Officers received aggregate fees and reimbursed expenses of $74,320. Mr. Parish and Ms. Stanek receive no fees from the Company for their services as President and Vice President, respectively, although FIRMCO, of which Ms. Stanek is President, receives fees from the Company for advisory services. FIRMCO is a wholly owned subsidiary of Firstar Corporation, of which Mr. Parish is Executive Vice President. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.


Advisory Services
-----------------

FIRMCO became the investment adviser to the Funds as of February 3, 1992. Prior thereto, investment advisory services were provided by Firstar Trust Company ("Firstar Trust"), an affiliate of the Adviser. Firstar Trust has guaranteed all obligations incurred by FIRMCO in connection with its Investment Advisory Agreement with the Funds. In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

In addition to the compensation stated in the Prospectuses, the Adviser is entitled to 4/10ths of the gross income earned by each Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the SEC, the Adviser does not intend to receive compensation for such securities lending activity. The Adviser may voluntarily waive additional advisory fees otherwise payable by the Funds.

For the services provided and expenses assumed by the Adviser under its Investment Advisory Agreement for the fiscal years ended October 31, 1997, 1996, and 1995, the Adviser earned and waived advisory fees as follows:


                  Advisory Fees Earned (Advisory Fees Waived)
                  -------------------------------------------

                          1997                1996                 1995
                          ----                ----                 ----
Money Market
Fund                $770,065 (401,147)    $702,547 (266,408) $422,104 (365,955)

U.S. Treasury Money
Market Fund           264,236 (69,017)      228,672 (84,582)   199,277 (97,487)


U.S. Government
Money Market Fund     933,618 (50,816)      886,823 (74,691)  730,168 (136,091)

Tax-Exempt Money
Market Fund           384,622 (72,448)      307,395 (88,415)  232,548 (118,037)

Institutional
Money Market Fund            2,758,246             2,207,362          1,670,220
                           (2,045,957)           (1,670,748)        (1,882,153)


Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Banking Laws and Regulations

Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, presently
(a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but (b) do not prohibit such a bank holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent and upon order of a customer.

In 1971, the United States Supreme Court held in Investment Company Institute vs. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act"), or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but did not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment. company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System vs. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. FIRMCO and Firstar Trust are subject to such banking laws and regulations.

The Adviser and Firstar Trust believe that they may perform the services for the Funds contemplated by their respective agreements with the Company without violation of the Glass-Steagall Act or other applicable banking laws or regulations. These companies further believe that, if the question were properly presented, a court should hold that these companies may each perform such activities without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, there have been no cases deciding whether banks and their affiliates may perform services compar-able to those performed by these companies, and future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent such companies from continuing to perform such services for the Funds. If the companies were prohibited from continuing to perform advisory, accounting, shareowner servicing and custody services for the Funds, it is expected that the Board of Directors would recommend that the Funds enter into new agreements or would consider the possible termination of the Funds.

Shares of the Funds are not bank deposits, are not insured by the FDIC or any other governmental agency, are not endorsed, insured or guaranteed by Firstar Trust or FIRMCO and are not obligations of or otherwise supported by Firstar Trust or FIRMCO.


Administration and Distribution Services
----------------------------------------

Firstar Trust became a Co-Administrator to the Funds on September 1, 1994, and
B. C. Ziegler and Company ("Ziegler") became a Co-Administrator to the Funds on January 1, 1995. Under the Co-Administration Agreement, the following administrative services are provided jointly by the Co-Administrators: assist in maintaining office facilities, furnish clerical services, stationery and office supplies; monitor the Company's arrangements with respect to services provided by Shareowner Organizations; and generally assist in the Funds' operations. The following administrative services are provided by Ziegler: review and comment upon the registration statement and amendments thereto prepared by Firstar Trust or counsel to the Company, as requested by Firstar Trust; review and comment upon sales literature and advertising relating to the Company, as requested by Firstar Trust; assist in the administration of the marketing budget; periodically review blue sky registration and sales reports for the Funds; attend meetings of the Board of Directors, as requested by the Board of Directors of the Company; and such other services as may be requested in writing and expressly agreed to by Ziegler. The following administrative services are provided by Firstar Trust: compile data for and prepare with respect to the Funds timely Notices to the SEC required pursuant to rule
24f-2 under the 1940 Act and Semi-Annual Reports on Form N-SAR; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of Annual and Semi-Annual Reports to Fund shareowners and Registration Statements for the Funds; monitor each Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from each Fund; monitor each Fund's status as a regulated investment company under Subchapter M of the Code; maintain each Fund's fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of each Fund as set forth in the Prospectus, SAI, By-laws and Articles of Incorporation.

Each of the Co-Administrators has agreed to pay all expenses incurred by it in connection with its administrative activities. Under the Co-Administration Agreement, the Co-Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Co-Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Co-Administrators in the performance of their respective duties or from their reckless disregard of their duties and obligations under the Agreement.

The Distributor also provides distribution services for each Fund as described in the Funds' Prospectuses pursuant to a Distribution Agreement with the Funds under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareowners of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature. For the fiscal years ended October 31, 1997, 1996 and 1995, Ziegler received no fees for its distribution services. For the fiscal years ended October 31, 1997, 1996 and 1995, the following administrative fees were earned and waived:

            Administration Fees Earned (Administration Fees Waived)
            --------------------------------------------------------

                          1997                1996                 1995
                          ----                ----                 ----
Money Market Fund    $92,516 (158,431)     $73,082 (148,206)  $72,183 (119,354)

U.S. Treasury Money
Market Fund            25,971 (48,185)       29,446 (42,094)    27,263 (44,793)


U.S. Government
Money Market Fund     77,457 (141,599)      84,282 (135,306)   77,856 (130,337)

Tax-Exempt Money
Market Fund            35,787 (65,920)       37,207 (53,187)    31,469 (51,566)

Institutional
Money Market Fund    199,081 (869,952)     205,168 (680,504)  215,820 (647,783)


Shareowner Organizations (Money Market, U.S. Government Money Market, U.S. Treasury Money Market and Tax-Exempt Money Market Funds)

As stated in the Funds' Prospectus, the Funds intend to enter into agreements from time to time with Shareowner Organizations providing for support and/or distribution services to customers of the Shareowner Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Shareowner Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by their customers. Support services provided by Shareowner Organizations under their Service Agreements or Distribution and Service Agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareowner communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds. In addition, under the Distribution and Service Plan, Shareowner Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.

The Funds' arrangements with Shareowner Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Directors. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund shares(in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements with Shareowner Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Shareowner Organizations must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

The Funds believe that there is a reasonable likelihood that their arrangements with Shareowner Organizations have benefited each Fund and its shareowners as a way of allowing Shareowners Organizations to participate with the Funds in the provision of support and distribution services to customers of the Shareowner Organizations who own Fund shares. Any material amendment to the arrangements with Shareowner Organizations under the agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund involved. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Directors.

The Funds paid fees to Shareowner Organizations, none of which were affiliated with the Adviser, pursuant to the Distribution and Service Plan for the fiscal years ended October 31, 1997, 1996 and 1995 as follows:

             Fees Earned by Non-Affiliated Shareowner Organizations
            --------------------------------------------------------

                                  1997                  1996               1995

Money Market Fund              $61,140               $45,429            $35,574

U.S. Government Money
Market Fund                        218                   501                365


Tax-Exempt
Money Market Fund                  366                   140                260

Institutional Money
Market Fund                          0                     0                  0

U.S. Treasury
Money Market Fund                    0                     0                 46


The Funds paid fees to Shareowner Organizations, all of which were affiliated with the Adviser, pursuant to the Service Plan for the fiscal years ended October 31, 1997, 1996 and 1995 as follows:


               Fees Earned by Affiliated Shareowner Organizations
            --------------------------------------------------------

                                  1997                  1996               1995
                                  ----                  ----               ----

Money Market Fund                   $0                    $0             $9,663

U.S. Government Money
Market Fund                          0                     0             48,913


Tax-Exempt
Money Market Fund                    0                     0             16,271

U.S. Treasury Money
Market Fund                          0                     0            293,262

Institutional
Money Market Fund                    0                     0                 46

As of January 1, 1995, the Institutional Money Market Fund no longer pays Shareowner Organization fees under the Service Plan.


   CUSTODIAN, TRANSFER AGENT, DISBURSING AGENT AND ACCOUNTING SERVICES AGENT

Firstar Trust serves as custodian of the Funds' assets. Under the Custody Agreement, Firstar Trust has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareowners, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning each Fund's operations. Firstar Trust may, at its own expense, open and maintain a custody account or accounts on behalf of each Fund with other banks or trust companies, provided that Firstar Trust shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Trust is entitled to receive a fee, payable monthly, based on the annual rate of 0.02% of the Company's first $2 billion of total assets, plus 0.015% of the Company's next $2 billion of total assets, and 0.01% of the Company's total assets in excess of $4 billion. In addition, Firstar Trust, as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.

Firstar Trust also serves as transfer agent and dividend disbursing agent for each Fund under a Shareowner Servicing Agent Agreement. As transfer agent and dividend disbursing agent, Firstar Trust has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to shareowners of the Funds, (iii) respond to correspondence by Fund shareowners and others relating to its duties, (iv) maintain shareowner accounts, and (v) make periodic reports to the Funds. For its transfer agency and dividend disbursing services, Firstar Trust is entitled to receive a fee at the following rates: $20 per shareowner account with an annual minimum of $12,000 per Fund, plus certain other transaction charges and reimbursement for expenses.

In addition, the Funds have entered into a Fund Accounting Servicing Agreement with Firstar Trust pursuant to which Firstar Trust has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds. For its accounting services, Firstar Trust is entitled to receive fees, payable monthly, at the annual rate of $25,000 on the first $40 million of each Fund's assets, 0.01% on the next $200 million of such assets, and 0.005% on the assets in excess of $240 million, plus out-of-pocket expenses, including pricing expenses. The annual fee for the Institutional Money Market Fund is capped at $55,000.


                                    EXPENSES

Operating expenses of the Funds include taxes, interest, fees and expenses of Directors and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, Shareowner Organization fees, charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareowners, membership fees in the Investment Company Institute, costs of shareowner reports and meetings and any extraordinary expenses. The Funds also pay any brokerage fees, commissions and other transaction charges (if any) incurred in connection with the purchase and sale of portfolio securities.


                            INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP, independent accountants, 100 E. Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, serve as auditors for the Company. The financial statements and related report of Price Waterhouse LLP contained in each Fund's Annual Report for the fiscal year ended October 31, 1997 are incorporated herein by reference. No other part of a Fund's Annual Report is incorporated herein by reference. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given as authority of said firm as experts in auditing and accounting.

                                    COUNSEL

Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, is a partner), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, serve as counsel to the Company and will pass upon the legality of the shares offered by the Funds' Prospectuses.


                          YIELD AND OTHER PERFORMANCE INFORMATION

From time to time each Fund may quote its "yield" and "effective yield," and the Tax-Exempt Money Market Fund may also quote its "tax-equivalent yield," in advertisements or in communications to shareowners. Each yield figure is based on historical earnings and is not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "yield" and "effective yield" of each Fund are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for each Fund is computed separately by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares and all fees, other than nonrecurring account sales charges, that are charged to all shareowner accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for each Fund is computed by compounding a particular Fund's unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. The fees which may be imposed by financial intermediaries directly on their customers for cash management services are not reflected in the Company's calculations of yields for the Funds.

The "tax-equivalent yield" of the Tax-Exempt Money Market Fund shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate. The Fund's standardized "tax-equivalent yield" is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax. The "tax-equivalent yield" will always be higher than the "yield" of the Tax-Exempt Money Market Fund.

Each Fund may compute "average annual total return." Average annual total return reflects the average annual percentage change in value of an investment in shares of a series over the measuring period. Each Fund may compute aggregate total return, which reflects the total percentage change in value over the measuring period.

Additionally, the total returns and yields of the Funds may be compared in such advertisements or reports to shareowners to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yields of the Money Market Fund and the Institutional Money Market Fund may be compared to the Donoghue's Money Fund Average, the yields of the U.S. Treasury Money Market Fund and the U.S. Government Money Market Fund may be compared to the Donoghue's Government Money Fund Average, and the yields of the Tax-Exempt Money Market Fund may be compared to the Donoghue's Tax-Free Money Fund Average, which are averages compiled by IBC/Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds.
In addition, the yields of the Money Market, Institutional Money Market, U.S. Treasury Money Market and the U.S. Government Money Market Funds may be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

Yield data and total return as reported in national financial publications including Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, The Wall Street Journal, Mutual Funds Magazine, Kiplingers Personal Finance and The New York Times, or in publications of a local or regional nature, may also be used in comparing the yields of the Funds.

Since performance fluctuates, performance data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareowner Organizations directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Funds' calculations of yield and total return.

The current yield for each of the Funds may be obtained by calling Firstar Trust at 1-800-228-1024. For the seven-day period ended October 31, 1997, the annualized yields of the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund were 5.07%, 5.31%, 4.68% , 4.94% and 3.07%, respectively. Without fees waived by the Adviser and Co-Administrators during such period, the annualized yields of such Funds would have been 4.70%, 4.98%, 4.54%, 4.85% and 2.92%, respectively. For the seven-day period ended October 31, 1997, the effective yields of the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund were 5.19%, 5.45%,4.79%, 5.07% and 3.12 %, respectively. Without fees waived by the Adviser and Co-Administrators during such period, the effective yields of such Funds would have been 4.82%, 5.12%, 4.65%, 4.98% and 2.97%, respectively. For the seven-day period ended October 31, 1997, the tax-equivalent yield of the Tax-Exempt Money Market Fund was 4.45% (assuming a federal income tax rate of 31%). Without fees waived by the Adviser and Co-Administrators during such period, the tax-equivalent yield of such Fund would have been 4.30%.

                                 MISCELLANEOUS

As used in this SAI and in the Funds' Prospectuses, a "majority of the outstanding shares" of a Fund or portfolio means, with respect to the approval of an investment advisory agreement or change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or portfolio.

As of December 31, 1997, the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Trust Company, P.O. Box 2054, Milwaukee, Wisconsin 53202, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares: Money Market Fund (10%); Institutional Money Market Fund (91%); U.S. Government Money Market Fund (66%); Tax-Exempt Money Market Fund (61%); U.S. Treasury Money Market Fund (44%); Growth and Income Fund (67%); Short-
Term Bond Market Fund (56%); Special Growth Fund (73%); Bond IMMDEXTM Fund (79%); Equity Index Fund (76%); Balanced Growth Fund(76%); Growth Fund (83%); Intermediate Bond Market Fund (81%); Tax-Exempt Intermediate Bond Fund (63%); International Equity Fund (88%); MicroCap Fund (81%); and Emerging Growth Fund (87%). At such date, no other person was known by the Company to hold of record or beneficially 5% or more of the outstanding shares of any investment portfolio of the Company.

                                   APPENDIX A


Commercial Paper Ratings
------------------------

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper.

      "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

      "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

      "A-3" - Issue has an adequate capacity for timely payment. It is however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

      "B"- Issue has only a speculative capacity for timely payment.

      "C" - Issue has a doubtful capacity for payment.

      "D" - Issue is in payment default.

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuer does not fall within any of the Prime rating categories.

      The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D- 1," "D- 2" and "D- 3." Duff & Phelps employs three designations, "D- 1+," " D- 1" and "D- 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

      "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

      "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      "D-2" - Debt possesses good certainty for timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

      "D-5" - Issuer failed to meet scheduled principal and/or interest payments.

      Fitch IBCA short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

      "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      "F-1" - Securities possess highest credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

      "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

      "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

      "B" - Securities are speculative. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

      "C" - Default is a real possibility for these securities. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.


      Fitch IBCA may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

      Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

      "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

      "TBW-2" - This designation indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

      "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

      "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings


      The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

      "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

      "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

      "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

      "BB," "B," "CCC," "CC," and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      "CI" - This rating is reserved for income bonds on which no interest is being paid.

      "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. Rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

      Con. (--) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes the probable credit stature upon completion of construction or elimination of basis of condition.

      (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The ratings may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

      The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

      "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      "AA" - Debt is considered of high quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

      "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

      "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

      To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

      The following summarizes the highest four ratings used by Fitch IBCA for corporate and municipal bonds:

      "AAA" - bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

      "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      "BBB" - Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


      To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


      Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long-term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

      "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

      "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

      "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

      "D" - this designation indicates that the long-term debt is in default.

      PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

Municipal Note Ratings
----------------------

      A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Rating Group for municipal notes:

      "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

      "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

      "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

      "MIG-1" / "VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      "MIG-2" / "VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

      "MIG-3" / "VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

      "MIG-4" / "VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

      "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


Duff & Phelps and Fitch IBCA use the short-term ratings described under commercial Paper Ratings for Municipal notes.